                                                                    EXHIBIT 10.2

                                 LEASE AGREEMENT



                                 BY AND BETWEEN



                         STELLAR CONTINENTAL LLC, LESSOR



                                     - AND -



                     GOAMERICA COMMUNICATIONS CORP., LESSEE



                           DATED: NOVEMBER ____, 2003

                                TABLE OF CONTENTS

BASIC LEASE PROVISIONS AND DEFINITIONS.........................................1

 1.      DESCRIPTION...........................................................2

 2.      TERM..................................................................3

 3.      BASIC RENT............................................................3

 4.      USE AND OCCUPANCY.....................................................3

 5.      CARE AND REPAIR OF PREMISES/ENVIRONMENTAL.............................3

 6.      ALTERATIONS, ADDITIONS OR IMPROVEMENTS................................6

 7.      ACTIVITIES INCREASING FIRE INSURANCE RATES............................6

 8.      ASSIGNMENT AND SUBLEASE...............................................7

 9.      COMPLIANCE WITH RULES AND REGULATIONS................................10

10.      DAMAGES TO BUILDING..................................................10

11.      WAIVER OF SUBROGATION................................................11

12.      EMINENT DOMAIN.......................................................11

13.      INSOLVENCY OF LESSEE.................................................12

14.      LESSOR'S REMEDIES ON DEFAULT.........................................12

15.      DEFICIENCY...........................................................12

16.      SUBORDINATION OF LEASE...............................................13

17.      SECURITY DEPOSIT.....................................................14

18.      RIGHT TO CURE LESSEE'S BREACH........................................16

19.      LIENS................................................................16

20.      RIGHT TO INSPECT AND REPAIR..........................................16

21.      SERVICES TO BE PROVIDED BY LESSOR....................................16

22.      AFTER-HOURS USE......................................................17

23.      INTERRUPTION OF SERVICES OR USE......................................17

24.      ELECTRICITY..........................................................18

25.      ADDITIONAL RENT......................................................20

         (A)      Operating Cost Escalation...................................20
         (B)      Fuel, Utilities and Electric Cost Escalation................21
         (C)      Tax Escalation..............................................21

         (D)      Lease Year..................................................22
         (E)      Payment.....................................................22
         (F)      Books and Records...........................................23
         (G)      Right of Review.............................................23
         (H)      Occupancy Adjustment........................................23

26.      LESSEE'S ESTOPPEL....................................................24

27.      HOLDOVER TENANCY.....................................................24

28.      RIGHT TO SHOW PREMISES...............................................25

29.      "AS IS" CONDITION....................................................25

30.      WAIVER OF TRIAL BY JURY..............................................25

31.      LATE CHARGE..........................................................25

32.      INSURANCE............................................................25

         (A)      Lessee's Insurance..........................................25
         (B)      Lessor's Insurance..........................................27
         (C)      Waiver of Subrogation.......................................28

33.      NO OTHER REPRESENTATIONS.............................................28

34.      QUIET ENJOYMENT......................................................28

35.      INDEMNITY............................................................28

36.      RULES OF CONSTRUCTION/APPLICABLE LAW.................................28

37.      APPLICABILITY TO HEIRS AND ASSIGNS...................................29

38.      PARKING..............................................................29

39.      LESSOR'S EXCULPATION.................................................30

40.      INTENTIONALLY OMITTED................................................30

41.      RECORDATION .........................................................30

42.      NO OPTION............................................................30

43.      DEFINITIONS..........................................................30

         (A)      Affiliate...................................................30
         (B)      Business Days and Building Hours............................30
         (C)      Common Facilities...........................................31
         (D)      Force Majeure...............................................31
         (E)      Lessee's Percentage.........................................31

44.      LEASE COMMENCEMENT...................................................32

45.      NOTICES..............................................................32

46.      ACCORD AND SATISFACTION..............................................32

47       EFFECT OF WAIVERS 32

48.      LESSOR'S RESERVED RIGHT..............................................32

49.      RELOCATION BY LESSEE.................................................33

50.      CORPORATE AUTHORITY..................................................33

51.      NUMBER AND GENDER....................................................33

52.      LESSEE RESTRICTION...................................................33

53.      GOVERNMENT REQUIREMENTS..............................................33

54.      LIMITATION OF LESSOR'S LIABILITY.....................................34

55.      24-HOUR ACCESS.......................................................34

56.      RENEWAL OPTION.......................................................34

57.      ADDITIONAL SPACEPUT..................................................34

58.      WARRANT..............................................................35

         The following Exhibits attached to this Lease are incorporated herein and made a part hereof:

         Exhibit A..................Premises
         Exhibit B..................Rules and Regulations
         Exhibit C..................Cleaning Specifications
         Exhibit D..................Warrant

         LEASE, dated November ___, 2003, between STELLAR CONTINENTAL LLC, a Delaware limited liability company with an office at 156 William Street, New York, New York 10038 (hereinafter called "LESSOR"), and GOAMERICA COMMUNICATIONS CORP., a New Jersey Corporation, whose address is 401 Hackensack Avenue, Hackensack, New Jersey (hereinafter called "LESSEE").


                                 REFERENCE PAGE

                                CONTINENTAL PLAZA

                     BASIC LEASE PROVISIONS AND DEFINITIONS

         In addition to other terms elsewhere defined in this Lease, the following terms whenever used in this Lease shall have only the meanings set forth in this Section, unless such meanings are expressly modified, limited or expanded elsewhere herein.

         (1) DEMISED PREMISES OR PREMISES: Approximately 4,130 gross rentable square feet on the sixth (6th) floor of the Building as shown on Exhibit A hereto, which includes an allocable share of the Common Facilities as defined in Subsection 43(C).

         (2) BUILDING: 433 Hackensack Avenue, Hackensack, New Jersey.

         (3) TERM FIXED BASIC RENT: $22 per square foot per year, payable in monthly installments of $7,571,67. All exclusive of ERIF and subject to further adjustment as provided in Section 24.

         (4) MONTHLY FIXED BASIC RENT: $7,571,67. All exclusive of ERIF and subject to further adjustment as provided in Section 24.

         (5) ELECTRIC RENT INCLUSION FACTOR ("ERIF"): One and 50/100 ($1.50) Dollars per gross rentable square foot; Five Hundred and Sixteen and 21/100 ($516.21) per month.

         (6) ESCALATORS: Additional Rent adjustments and Base Year adjustments for the Operating Cost Escalation, Tax Escalation, and Fuel, Utilities and Electric Cost Escalations.

         (7) COMMENCEMENT DATE: As of the date Lessor receives a Certificate of Occupancy for the Premises, subject to Sections 29 and 44.

         (8) TERM: The period beginning as of the date hereof and ending on November 30, 2003.

         (9) OPTION TERM: Any calendar month during which this Lease is renewed pursuant to Section 56.

         (10) TERMINATION DATE: November 30, 2003, unless Lessor and Lessee have exercised an Option Term (as defined in Section 56 herein).

         (11) SECURITY DEPOSIT: None, unless Lessor requires a Security Deposit following a default by Lessee or upon the exercise of the Additional Space PUT (as defined in Section 57 herein).

         (12) BASE PERIOD COSTS: As to the following:

         (A) Base Operating Costs: Those costs incurred for the Building, Complex and Parcel during Calendar Year 2003.

         (B)      Base Real  Estate  Taxes:  Those Real  Estate  Taxes  assessed
                  against  the  Building,   Complex  and  Parcel  applicable  to
                  Calendar Year 2003.

         (C) Base Utility and Energy Costs: Those costs determined by multiplying the Base Utility Rate (as hereinafter defined) by the usage incurred for the Building, Complex and Parcel during Calendar Year 2003.

         (13) BASE UTILITY RATE: The rate in effect (including fuel surcharges and/or adjustments) on January 1, 2003.

         (14) LESSEE'S PERCENTAGE: Seven-Hundredths (0.7%) percent subject to adjustment as in Subsection 43(E) provided.

         (15) PARKING SPACES: A total of sixteen (16) spaces, of which six (6) shall be in the covered parking area described in Section 38, below.

         (16) BROKER: None.

         (17) PARCEL: Lot 5.A, Block 512.A, Lot 1, Block 514 on the tax map of the City of Hackensack; Lot 3, Block 98 on the tax map of the Borough of River Edge.

         (18) PERMITTED USE: General office for executive and administrative purposes and network operations.

         (19) ADDITIONAL RENT: All sums in addition to Term Fixed Basic Rent payable by Lessee to Lessor pursuant to the provisions of this Lease for the collection of which Lessor shall have all the remedies as are permitted for the collection of Fixed Basic Rent.


                                               W I T N E S S E T H:

         For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Lessor and Lessee agree as follows:

         1. DESCRIPTION. Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor, the Demised Premises as defined on the Reference Page (hereinafter called "DEMISED PREMISES" or "PREMISES"), as shown on the plan or plans, initialed by the parties hereto, marked EXHIBIT A attached hereto and made part of this Lease in the Building as defined on the Reference Page (hereinafter called the "BUILDING") which is situated as part of that Complex of Buildings known as 401, 407, 411 and 433 Hackensack Avenue, Hackensack, New Jersey, also known as Continental Plaza (hereinafter called the "COMPLEX"), all located on that certain Parcel as defined in Section (15) on the Reference Page (hereinafter called the "PARCEL").

         2. TERM. The Premises are leased for the Term to commence on the Commencement Date, and to end at 12:00 midnight on the Termination Date, all as defined on the Reference Page.

         3. BASIC RENT. The Lessee shall pay to the Lessor during the Term commencing on the Commencement Date, the Term Fixed Basic Rent as defined on the Reference Page (hereinafter called the "TERM FIXED BASIC Rent"), payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. The Term Fixed Basic Rent shall accrue at the Term Fixed Basic Rent as defined on the Reference Page and shall be payable in advance on the first day of each calendar month during the Term in installments of Monthly Fixed Basic Rent as defined on the Reference Page, except that a proportionately lesser sum may be paid for the first and last months of the Term of this Lease if the Term commences on a day other than the first day of the month, in accordance with the provisions of this Lease herein set forth. Lessor acknowledges receipt from Lessee of the first installment of Monthly Fixed Basic Rent for the Term, by check, subject to collection. Lessee shall pay Fixed Basic Rent and any Additional Rent as hereinafter provided, to Lessor at Lessor's above stated address, or at such other place as Lessor may designate in writing, without demand and without counterclaim, deduction or setoff. The aforesaid Fixed Basic Rent shall be subject to adjustment as in Section 24 provided. As used in this Lease, Fixed Basic Rent shall mean either Term Fixed Basic Rent, Annual Fixed Basic Rent or Monthly Fixed Basic Rent, as appropriate.

         4. USE AND OCCUPANCY. Lessee shall use and occupy the Premises for the Permitted Use as defined on the Reference Page and for no other purpose. Notwithstanding anything to the contrary contained in this Lease, Lessee, in the use and occupancy of the Premises and in the prosecution and conduct of any business thereon, shall comply with all requirements of all laws, orders, ordinances, rules and regulations of the Federal, State, county and municipal authorities and with any direction or certificate of occupancy issued pursuant to any law of or by any public officer or officers. Lessee covenants that it will not use or permit to be used any part of the Premises for any unlawful purpose or for any dangerous, noxious or offensive trade or business and will not cause or maintain any nuisance in, at or on the Premises.

         5. CARE AND REPAIR OF PREMISES/ENVIRONMENTAL.

         (A) Lessee covenants to commit no act of waste and to take good care of the Premises and the fixtures and appurtenances thereon, and shall, in the use and occupancy of the Premises, comply with all present and future laws, orders and regulations of the Federal, State and municipal governments or any of their departments affecting the Premises and with any and all environmental requirements resulting from the Lessee's use of the Premises; this covenant shall survive the expiration or sooner termination of the Lease. Lessee shall make all necessary non-structural repairs to the Premises, and Lessee shall pay to Lessor, as Additional Rent, immediately upon demand, the cost for any such necessary repairs. Lessor shall make all necessary repairs to the Common Facilities, the parking areas, if any, the Building systems and the Building structure, the same to be included as an Operating Cost pursuant to Section 25 herein, except where the repair has been made necessary by misuse, overuse or neglect by Lessee or Lessee's agents, servants, visitors or licensees, in which event Lessor shall nevertheless make the repair but Lessee shall pay to Lessor, as Additional Rent, immediately upon demand, the costs therefor (net of any insurance proceeds which Lessor may receive on account of such repair). Lessor shall comply with all present and future laws, orders and regulations of the federal, state and municipal governments or any of their departments affecting the Common Facilities, the same to be included as an Operating Cost, except where the need for such compliance has been made necessary by the specific manner of Lessee's use, in which case Lessor shall effect the compliance but Lessee shall pay to Lessor, as Additional Rent, immediately upon demand, the costs thereof. All improvements made by Lessee to the Premises, which are so attached to the Premises that they cannot be removed without material injury to the Premises, shall become the property of Lessor upon installation. Not later than the last day of the Term, Lessee shall, at Lessee's expense, remove all Lessee's personal property and those improvements made by Lessee which have not become the property of Lessor, including trade fixtures (other than built-in cabinetwork), movable paneling partitions; repair all injury done by or in connection with the installation or removal of said property and improvements; cap or terminate all electrical and telephone connections at service entry panels as required by law; and surrender the Premises in as good condition as they were at the beginning of the Term, reasonable wear and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Lessee, Lessee's agents, servants, visitors or licensees excepted. All other property of Lessee remaining on the Premises after the last day of the Term of this Lease shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the cost of such removal. Lessor may have any such property stored at Lessee's risk and expense. Notwithstanding the provisions in this Section, Lessee shall be responsible for installing and maintaining any additional HVAC systems that may be required due to Lessee's use of the Premises, as further provided for in Section 24(C).

         (B) Lessee agrees that it will not suffer, allow or permit any vibration, radiation, noise or odor to emanate from Premises, or any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise unreasonably interfere with (i) the safety, comfort or convenience of Lessor or any of the other occupants of the Building of which the Premises forms a part; (ii) their customers, agents or invitees or others lawfully in or upon said premises. Upon notice by Lessor to Lessee that any of the aforesaid is occurring, Lessee shall forthwith (but in all events within five (5) days) install sound proofing and take such other steps, including, without limitation, the installation of filters, vents, vibration eliminators, false ceilings and noise barriers, as are required to prevent vibration, noise and odors from annoying the other tenants of the Building. Lessee shall submit to Lessor a plan of the steps to be taken to prevent such conditions for Lessor' approval, and shall complete all work in accordance with such plan, if approved, prior to commencement of business. If the steps taken to eliminate such conditions, whether or not previously approved by Lessor, shall be deemed unsatisfactory to Lessor, Lessor may give notice specifying changes, alterations or repairs to be made at Lessee's sole cost and expense. If such changes, alterations or repairs are not completed within thirty (30) days of such notice as specified by Lessor, Lessor may, at its sole discretion, either
(i) cure such condition and thereafter add the cost and expenses incurred by Lessor therefore as Additional Rent to the next monthly installment of Fixed Rent to become due; or (ii) treat such failure to eliminate such conditions as a material default hereunder.

         (C) Lessee hereby agrees to execute such documents as Lessor reasonably deems necessary and to make such applications as Lessor reasonably requires to assure compliance with ISRA with respect to Lessee's operations at the Premises, as that term is hereinafter defined. Lessee shall bear all costs and expenses incurred by Lessor associated with any required ISRA compliance resulting from Lessee's use of the Demised Premises including but not limited to State agency fees, engineering fees, clean-up costs, filing fees and suretyship expenses. As used in this Lease, ISRA compliance shall include applications for determinations of non-applicability by the appropriate governmental authority. The foregoing undertaking shall survive the termination or sooner expiration of the Lease and surrender of the Demised Premises and shall also survive sale, or lease or assignment of the Demised Premises by Lessor. Lessee agrees to indemnify and hold Lessor harmless from any violation of ISRA occasioned by Lessee's use of the Demised Premises. The Lessee shall immediately provide the Lessor with copies of all correspondence, reports, notices, orders, findings, declarations and other materials pertinent to the Lessee's compliance and the requirements of the New Jersey Department of Environmental Protection ("NJDEP") under ISRA as they are issued or received by the Lessee.

         (D) Lessee agrees not to generate, store, manufacture, refine, transport, treat, dispose of, or otherwise permit to be present on or about the Demised Premises, any Hazardous Substances. As used herein, Hazardous Substances shall be defined as any "HAZARDOUS CHEMICAL," "HAZARDOUS SUBSTANCE" or similar term as defined in the Comprehensive Environmental Responsibility Compensation and Liability Act, as amended (42 U.S.C. 9.0l et seq.), the New Jersey Environmental Cleanup Responsibility Act, as amended, N.J.S.A. 13:IK-6 et seq. and/or the Industrial Site Recovery Act ("ISRA"), the New Jersey Spill Compensation and Control Act, as amended, N.J.S.A. 58:l0-23.llb, et seq., any rules or regulations promulgated thereunder, or in any other applicable Federal, State or local law, rule or regulation dealing with environmental protection. It is understood and agreed that the provisions contained in this Section shall be applicable notwithstanding the fact that any substance shall not be deemed to be a Hazardous Substance at the time of its use by the Lessee but shall thereafter be deemed to be a Hazardous Substance.

         (E) In the event Lessee fails to comply with ISRA as stated in this Section or any other governmental law as of the termination or sooner expiration of the Lease and as a consequence thereof Lessor is unable to rent the Demised Premises, then the Lessor shall treat the Lessee as one who has not removed at the end of its Term, and thereupon be entitled to all remedies against the Lessee provided by law in that situation including a monthly rental of one hundred fifty (150%) percent of the installment of Monthly Fixed Basic Rent for the last month of the Term of this Lease or any renewal term, payable in advance on the first day of each month, until such time as Lessee provides Lessor with a negative declaration or confirmation that any required clean-up plan has been successfully completed.

         (F) Lessee agrees that Lessee, its agents and contractors, licensees, or invitees shall not handle, use, manufacture, store or dispose of any Hazardous Substances on, under, or about the Premises, without Lessor's prior written consent (which consent may be given or withheld in Lessor's sole discretion), provided that Lessee may handle, store, use or dispose of products containing small quantities of Hazardous Substances, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like) , and provided further that Lessee shall handle, store, use and dispose of any such Hazardous Substances in a safe and lawful manner and shall not allow such Hazardous Substances to contaminate the Premises or the environment.

         (G) Without limiting the above, Lessee agrees to reimburse, defend, indemnify and hold harmless the Lessor and each mortgagee of the Demised
Premises from and against any and all liabilities, damages, claims, losses, judgments, causes of action, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and the reasonable fees and expenses of counsel which may be incurred by the Lessor or any such mortgagee or threatened against the Lessor or such mortgagee, arising out of or in any way connected with the use, manufacture, storage or disposal of Hazardous Substances by Lessee, its agents or contractors on, under or about the Premises including, without limitation, the costs of any required or necessary investigation, repair, cleanup or detoxification, and the preparation of any closure or other required plans in connection herewith, whether voluntary or compelled by governmental authority, or any breach by Lessee of the undertakings set forth in this Section. The indemnity obligations of Lessee under this clause shall survive any termination or expiration of the Lease.

         (H) Notwithstanding anything set forth in this Lease, Lessee shall only be responsible for contamination of Hazardous Substances or any cleanup resulting directly therefrom, resulting directly from matters occurring or Hazardous Substances deposited (other than by contractors, agents or representatives controlled by Lessor) during the Lease Term, and any other period of time during which Lessee is in actual or constructive occupancy of the Premises. Lessee shall take reasonable precautions to prevent the contamination of the Premises with Hazardous Substances by third parties.

(I) It shall not be unreasonable for Lessor to withhold its consent to any proposed assignment or sublease if (i) the proposed assignee's or sublessee's anticipated use of the Premises involves the generation, storage, use, treatment or disposal of Hazardous Substances; (ii) the proposed assignee or sublessee has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Substances contaminating a property if the contamination resulted from such assignee's or sublessee's actions or use of the property in question; or (iii) the proposed assignee or sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Substance.

         6. ALTERATIONS, ADDITIONS OR IMPROVEMENTS. Lessee shall not, without first obtaining the written consent of Lessor, which consent shall not unreasonably be withheld, conditioned or delayed, make any alterations, additions or improvements in, to or about the Premises.

         7. ACTIVITIES INCREASING FIRE INSURANCE RATES. Lessee shall not do or suffer anything to be done on the Premises, which will increase the rate of fire insurance on the Building.

         8.   ASSIGNMENT  AND  SUBLEASE.   Lessee  may  not  mortgage,   pledge,
hypothecate, assign, transfer, sublet or otherwise deal with this Lease or the Premises in any manner except as specifically provided for in this Section 8:

         (A) In the event that the Lessee desires to assign this Lease or sublease all or any portion of the Premises to any other party, the terms and conditions of such sublease or assignment and the identity of the sublessee or assignee, provided all by means of an executed agreement conditioned on Lessor's approval, shall be communicated to the Lessor in writing not less than thirty
(30) days prior to the effective date of any such sublease or assignment, and, prior to such effective date, the Lessor shall have the option, exercisable in writing to the Lessee within fifteen (15) Business Days following Lessor's receipt of the above-referenced agreement, to terminate the within Lease and recapture Premises (or the part thereof relating to the assignment or sublease) so that such prospective sublessee or assignee shall then become the direct lessee of Lessor hereunder, or alternatively to recapture said Premises and cancel this Lease whereupon Lessee shall be fully released from any and all obligations hereunder.

         (B) In the event that the Lessor elects not to recapture the Premises or cancel this Lease or part thereof as the case may be in accordance with (A) above, the Lessee may nevertheless assign this Lease or sublet the whole or any portion of the Premises so offered to Lessor, subject to the Lessor's prior written consent, and subject to the consent of any mortgagee, trust deed holder or ground lessor, on the basis of the terms and conditions enumerated herein in this Subsection 8 (B). Lessor shall not consent, and shall not be deemed unreasonable for failure to consent, to any proposed sublease or an assignment of the Lease to a tenant, subtenant or other occupant of the Building or Complex (or to a subsidiary or affiliate thereof), or if, in the judgment of Lessor, the business of such proposed subtenant or assignee is not compatible with the type of occupancy of the Building, violates any exclusive granted to any other tenant in the Building, or such business will create increased use of the Common Facilities of the Parcel and/or Building or if the proposed sublease or assignment is to any State, Federal or municipal agency or bureau or if such mortgagee, trust deed holder or ground lessor does not consent thereto. The provisions of Section 5(I) also shall apply hereto.

         In connection with any request for Lessor to consent to an assignment or subletting:

                  (1) The Lessee shall provide to the Lessor the name and address of the assignee or sublessee, and copies of financial reports certified by an officer of the transferee and other relevant financial information of the assignee or sublessee reasonably required by Lessor.

                  (2) The assignee or sublessee shall assume, by written instrument, all of the obligations of Lessee under this Lease, and a copy of such assumption agreement shall be furnished to the Lessor within ten (10) days of its execution. Any sublease shall expressly acknowledge that said sublessee's rights against the Lessor shall be no greater than those of the Lessee and any sublease shall expressly acknowledge that Lessor and sublessee are not in privity of contract.

                  (3) The Lessee and each assignee or subtenant shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of Term Fixed Basic Rent and Additional Rent reserved herein as and when required to be paid, through the entire Term of this Lease, as the same may be renewed, extended or otherwise modified.

                  (4) The Lessee and any assignee or subtenant shall promptly pay to Lessor any consideration received for any assignment or all of the rent (Fixed Basic Rent and Additional Rent), and any other consideration payable by the subtenant to Lessee under or in connection with the sublease, as and when received, in excess of the Term Fixed Basic Rent and Additional Rent required to be paid by Lessee for the period affected by said assignment or sublease for the area sublet, computed on the basis of an average square foot rent for the gross square footage Lessee has leased.

                  (5) In any event, the acceptance by the Lessor of any rent (Fixed Basic Rent and Additional Rent) from the assignee or from any of the subtenants or the failure of the Lessor to insist upon a strict performance of any of the terms, conditions and covenants herein shall not release the Lessee herein, nor any assignee assuming this Lease, from any and all of the obligations herein during and for the entire Term of this Lease nor, without express written consent to any assignment or sublease, operate as Lessor's consent to an assignment or sublease.

                  (6) Lessor shall require a Five Hundred and 00/100 ($500.00) Dollar payment to cover its handling charges for each request for consent to any sublet or assignment prior to its consideration of the same.

                  (7) Lessee shall have no claim, and hereby waives the right to any claim, against Lessor for money damages by reason of any refusal, withholding or delaying by Lessor of any consent, and in such event, Lessee's only remedies therefor (if any) shall be an action for specific performance, injunction or declaratory judgment to enforce any such requirement.

         (C) In the event that any or all of Lessee's interest in the Premises and/or this Lease is transferred by operation of law to any trustee, receiver, or other representative or agent of Lessee, or to Lessee as a debtor in possession, and subsequently any or all of Lessee's interest in the Premises and/or this Lease is offered or to be offered by Lessee or any trustee, receiver, or other representative or agent of Lessee as to its estate or property (such person, firm or entity being hereinafter referred to as the "GRANTOR") , for assignment, conveyance, lease, or other disposition to a person, firm or entity other than Lessor (each such transaction being hereinafter referred to as a "DISPOSITION"), it is agreed that Lessor has and shall have a right of first refusal to purchase, take, or otherwise acquire, the same upon the same terms and conditions as the Grantor thereof shall accept upon such Disposition to such other person, firm, or entity; and as to each such Disposition the Grantor shall give written notice to Lessor in reasonable detail of all of the terms and conditions of such Disposition within twenty (20) days next following its determination to accept the same but prior to accepting the same, and Grantor shall not make the Disposition until and unless Lessor has failed or refused to accept such right of first refusal as to the Disposition, as set forth herein.

         Lessor shall have sixty (60) days next following its receipt of the written notice as to such Disposition in which to exercise the option to acquire Lessee's interest by such Disposition, and the exercise of the option by Lessor shall be effected by notice to that effect sent to the Grantor; but nothing herein shall require Lessor to accept a particular Disposition or any Disposition, nor does the rejection of any one such offer of first refusal constitute a waiver or release of the obligation of the Grantor to submit other offers hereunder to Lessor. In the event Lessor accepts such offer of first refusal, the transaction shall be consummated pursuant to the terms and conditions of the Disposition described in the notice to Lessor. In the event Lessor rejects such offer of first refusal, Grantor may consummate the Disposition with such other person, firm, or entity; but any decrease in price of more than two (2%) percent of the price sought from Lessor or any change in the terms of payment for such Disposition shall constitute a new transaction requiring a further option of first refusal to be given to Lessor hereunder.

         (D) Without limiting any of the provisions of Sections 13 and 14, if pursuant to the Federal Bankruptcy Code (or any similar law hereafter enacted having the same general purpose), or if pursuant to any State insolvency or bankruptcy law, Lessee is permitted to assign this Lease, notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such code or law shall be deemed to mean the deposit of cash security in an amount equal to the sum of one (1) year's Term Fixed Basic Rent and Additional Rent for the next succeeding twelve
(12) months (which Additional Rent shall be reasonably estimated by Lessor) , which deposit shall be held by Lessor for the balance of the Term, without interest, as Additional Security Deposit, as hereinafter defined, for the full performance of all of Lessee's obligations under this Lease, to be held and applied in the manner specified for the Security Deposit in Section 17 hereof.

         (E) The sale, issuance or transfer of equity interests or change in control of Lessee or any Affiliate shall be deemed an assignment of this Lease unless: (a) it involves the sale or issuance of securities registered under the Securities Act of 1933, as amended, (b) it is made amongst the existing principals of Lessee or any Affiliate, or (c) it results from the death of a principal of Lessee or any Affiliate.

         (F) Except as specifically set forth above, no portion of, or any right to use or occupy all or any of, the Demised Premises or of Lessee's interest in this Lease may be acquired by any other person or entity, directly or indirectly, whether by assignment, mortgage, sublease, transfer, operation of law or act of the Lessee, nor shall Lessee pledge its interest in this Lease or in any Security Deposit required hereunder.

         (G) If Lessee is a corporation other than a corporation whose stock is listed and traded on a nationally recognized stock exchange, the provisions of this Section 8 shall apply to a transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of stock or any other mechanism such as, by way of example, the issuance of additional stock, a stock voting agreement or change in class(es) of stock which results in a change of control of Lessee as if such transfer of stock (or other mechanism) which results in a change of control of Lessee were an assignment of this Lease, and if Lessee is a trust, partnership, limited liability company, limited liability partnership or joint venture (an "ENTITY"), said provisions shall apply with respect to a transfer (by one or more transfers) of an interest in the distributions of profits and losses of such Entity (or other mechanism, such as, by way of example, the creation of additional general partnership or limited partnership or membership interests) which results in a change of control of such Entity as if such transfer of an interest in the distributions of profits and losses of such Entity which results in a change of control of such Entity were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Lessee is merged or consolidated or to which all or substantially all of Lessee's assets are transferred or to any corporation which controls or is controlled by Lessee or is under common control with Lessee, provided that in the event of such merger, consolidation or transfer of all or substantially all of Lessee's assets, (i) the successor to Lessee has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (a) the net worth of Lessee immediately prior to such merger, consolidation or transfer or
(b) the net worth of Lessee herein named on the date of this Lease, and (ii) proof satisfactory to Lessor of such net worth shall have been delivered to Lessor at least ten (10) days prior to the effective date of any such transaction.

         9. COMPLIANCE WITH RULES AND REGULATIONS. Lessee shall observe and comply with the Rules and Regulations hereinafter set forth in EXHIBIT B attached hereto and made a part hereof and with such further reasonable Rules and Regulations as Lessor may prescribe, on notice to the Lessee, for the safety, care and cleanliness of the Building and the comfort, quiet and convenience of other occupants of the Building.

         10. DAMAGES TO BUILDING. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed twenty-five (25%) percent of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee a notice of election to terminate this Lease, or if the cost of restoration will equal or exceed fifty (50%) percent of such replacement value or if the estimated repair time (as determined by Lessor) is more than one hundred fifty (150) days, and if the Premises shall not be reasonably usable for the purpose for which they are leased hereunder, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a notice of election to terminate this Lease. In either said event of election, this Lease shall be deemed to terminate on the thirtieth (30th) day after the giving of said notice, and Lessee shall surrender possession of the Premises within a reasonable time thereafter; and the Term Fixed Basic Rent and any Additional Rent shall be apportioned as of the date of said surrender, and any Term Fixed Basic Rent or Additional Rent paid for any period beyond the latter of the thirtieth (30th) day after said notice, or the date Lessee surrenders possession, shall be repaid to Lessee. If the cost of restoration shall not entitle Lessor to terminate this Lease or if, despite the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the Building and the Premises with reasonable promptness, subject to Force Majeure, as hereinafter defined, and except as stated above,

Lessee shall have no right to terminate this Lease. Lessor need not restore fixtures and improvements owned by Lessee.

                  Except as provided in Section 5 hereof, notwithstanding the provisions of this Section or any other provision of this Lease, Lessor shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Section occur during the last twelve
         (12) months of the Term or any extension thereof. In any case in which use of the Premises is affected by any damage to the Building, there shall be either an abatement or an equitable reduction in Term Fixed Basic Rent and an equitable reduction in the Base Period Costs as established in Section 25 depending on the period for which and the extent to which the Premises are not reasonably usable for the purpose for which they are leased hereunder. The words "RESTORATION" and "RESTORE" as used in this Section 10 shall include repairs. If the damage results from the fault of the Lessee, or Lessee's agents, servants, visitors or licensees, Lessee shall not be entitled to any abatement or reduction in Term Fixed Basic Rent or Additional Rent, except to the extent of any rent insurance received by Lessor.

         11. WAIVER OF SUBROGATION. Except as provided in Section 5 hereof, notwithstanding the provisions of this Section or any other provision of this Lease, in the event of any loss or damage to the Building, the Premises and/or any contents (herein "PROPERTY DAMAGE"), each party waives all claims against the other for any such loss or damage and each party shall look only to any insurance which it has obtained to protect against such loss (or in the case of Lessee, waives all claims against any tenant of the Building that has similarly waived claims against such Lessee), and each party shall obtain, for each policy of such insurance, provisions waiving any claim against the other party and against any other tenant(s) in the Building that has waived subrogation against the Lessee for loss or damage within the scope of such insurance.

         12. EMINENT DOMAIN. If Lessee's use of the Premises is materially affected due to the taking by eminent domain of (a) the Premises or any part thereof or any estate therein; or (b) any other part of the Building; then, in either event, this Lease shall terminate on the date when title vests pursuant to such taking. The Term Fixed Basic Rent and any Additional Rent shall be apportioned as of said termination date and any Term Fixed Basic Rent or Additional Rent paid for any period beyond said date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessee may file a separate claim for any taking of fixtures and improvements owned by Lessee which have not become the Lessor's property, and for moving expenses, provided the same shall in no way affect or diminish Lessor's award. In the event of a partial taking which does not effect a termination of this Lease but does deprive Lessee of the use of a portion of the Demised Premises, there shall either be an abatement or an equitable reduction of the Term Fixed Basic Rent, and an equitable adjustment reducing the Base Period Costs depending on the period for which and the extent to which the Premises so taken are not reasonably usable for the purpose for which they are leased hereunder.

         13. INSOLVENCY OF LESSEE. Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors, or (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act, shall constitute a default of this Lease by Lessee, and Lessor may terminate this Lease forthwith and upon notice of such termination Lessee's right to possession of the Demised Premises shall cease, and Lessee shall then quit and surrender the Premises to Lessor but Lessee shall remain liable as hereinafter provided in
Section 14 hereof.

         14. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in the payment of Term Fixed Basic Rent or any Additional Rent, or defaults in the performance of any of the other covenants and conditions hereof or permits the Premises to become deserted, abandoned or vacated, or defaults in the performance of any other Lease held by Lessee or its Affiliates from Lessor or from any landlord in which Lessor's principals have at least a twenty-five (25%) percent interest, Lessor may give Lessee notice of such default, and if Lessee does not cure any Term Fixed Basic Rent or Additional Rent default within five (5) days of the giving of such notice or other default within fifteen (15) days after giving of such notice or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such fifteen (15) days and thereafter proceed with reasonable diligence and in good faith to cure such default, then Lessor may terminate this Lease on not less than ten (10) days' notice to Lessee, and on the date specified in said notice, Lessee's right to possession of the Demised Premises shall cease, and Lessee shall then quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided. If this Lease shall have been so terminated by Lessor pursuant to Sections 13 or 14 hereof, Lessor may at any time thereafter resume possession of the Premises by any lawful means and remove Lessee or other occupants and their effects.

         15. DEFICIENCY. In any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may, at Lessor's option, occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the Premises or any part thereof as agent of Lessee or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this Lease, at Lessor's option, and receive Term Fixed Basic Rent and Additional Rent therefor. Term Fixed Basic Rent or Additional Rent so received shall be applied first to the payment of such expenses as Lessor may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorney's fees, and then to the payment of damages in amounts equal to the Term Fixed Basic Rent and Additional Rent hereunder and to the costs and expenses of performance of the other covenants of Lessee as herein provided. Lessee agrees, in any such case, whether or not Lessor has relet, to pay to Lessor damages equal to the Term Fixed Basic Rent and Additional Rent and other sums herein agreed to be paid by Lessee, as and when due, less the net proceeds of the reletting, if any, as ascertained from time to time, as of the due date, and the same shall be payable by Lessee on the several rent days above specified. Lessee shall not be entitled to any surplus accruing as a result of any such reletting, nor shall any surplus be applied to offset the damages referred to in the preceding sentence. In reletting the Premises as aforesaid, Lessor may grant rent concessions, and Lessee shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof. If Lessor elects, pursuant hereto, actually to occupy and use the Premises or any part thereof during any part of the balance of the Term as originally fixed or since extended, there shall be allowed against Lessee's obligation for Term Fixed Basic Rent and Additional Rent or damages as herein defined, during the period of Lessor's occupancy, the reasonable value of such occupancy not to exceed in any event the Term Fixed Basic Rent and Additional Rent herein reserved and such occupancy shall not be construed as a release of Lessee's liability hereunder. Alternatively, in any case where Lessor has recovered possession of the Premises by reason of Lessee's default, Lessor may at Lessor's option, and at any time thereafter, and without notice or other action by Lessor, and without prejudice to any other rights or remedies it might have hereunder or at law or equity, become entitled to recover from Lessee, as damages for such breach, in addition to such other sums herein agreed to be paid by Lessee, to the date of re-entry, expiration and/or dispossess, an amount equal to the difference between the Term Fixed Basic Rent and the Additional Rent reserved in this Lease from the date of such default to the date of expiration of the original Term demised and the then fair and reasonable rental value (inclusive of Additional Rent and Term Fixed Basic Rent) of the Premises for the same period. Said damages shall become due and payable to Lessor immediately upon such breach of this Lease and without regard to whether this Lease be terminated or not, and if this Lease is terminated, without regard to the manner in which it is terminated. In the computation of such damages, the difference between any installments of rent (Fixed Basic and Additional) thereafter becoming due, and fair and reasonable rental value of the Premises (inclusive of the same rent components) for the period for which such installment was payable shall be discounted to the date of such default at the rate of not more than four (4%) percent per annum.

         Lessee hereby waives all right of redemption to which Lessee or any person under Lessee might be entitled by any law now or hereafter in force. In addition, in the event of a default which results in the Lessor recovering possession of the Premises, Lessor shall be under no duty to mitigate Lessor's damages as provided for in this Section 15. Lessor's remedies hereunder are in addition to any remedy allowed by law.

         Lessee agrees to pay, as Additional Rent, all attorney's fees and other expenses incurred by the Lessor in enforcing any of the obligations under this Lease, this covenant to survive the expiration or sooner termination of this Lease.

         16. SUBORDINATION OF LEASE. This Lease and any option contained herein shall be subject and subordinate to any such underlying leases and to any such first mortgage and/or first trust deed which may now or hereafter affect the real property of which the Premises form a part, and also to all renewals, modifications, consolidations and replacements of said underlying leases and said first mortgage and first trust deed. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of said first mortgage and first trust deed or by any of the lessors under such underlying leases. Lessee hereby appoints Lessor attorney-in-fact, irrevocably, to execute and deliver any such instrument for Lessee. If any underlying lease to which this Lease is subject terminates, Lessee shall, on timely request, attorn to the owner of the reversion.

         17. SECURITY DEPOSIT. Upon Lessee's default, Lessor shall have the option to require Lessee to deposit with Lessor a Security Deposit in an amount not to exceed two (2) month's Term Fixed Basic Rent for the full and faithful performance of Lessee's obligations under this Lease, including without limitation, the surrender of possession of the Premises to Lessor as herein provided. Upon the exercise of any Additional Space PUT as set forth in Section 57 herein, Lessor shall have the option to require Lessee to deposit with Lessor a Security Deposit in an amount determined by Lessor, in Lessor's sole and absolute discretion, unless Lessee elects to take any such space pursuant to such Additional Space PUT "AS IS" whereby the Security Deposit shall be in an amount not to exceed two (2) month's Term Fixed Basic Rent. If Lessor applies any part of said deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the Term of this Lease. In the event of a bona fide sale, subject to this Lease, Lessor shall have the right to transfer the Security Deposit to the vendee and Lessor shall be considered released by Lessee from all liability for the return of such Security Deposit; and Lessee agrees to look solely to the new lessor for the return of the said Security Deposit, and it is agreed that this shall apply to every transfer or assignment made of the Security Deposit to a new lessor. Accrued interest on the Security Deposit (less any portions thereof used, applied or retained by Lessor in accordance with the provisions of this Section 17), shall be paid to Lessee on an annual basis. The Security Deposit (less any portions thereof used, applied or retained by Lessor in accordance with the provisions of this Section 17), shall be returned to Lessee promptly after the expiration or sooner termination of this Lease without the fault of the Lessee and after delivery of the entire Premises to Lessor in accordance with the provisions of this Lease. Lessee covenants that it will not assign or encumber or attempt to assign or encumber the Security Deposit and Lessor shall not be bound by any such assignment, encumbrance or attempt thereof.

         In the event of the insolvency of Lessee or in the event of the entry of a judgment declaring Lessee insolvent or bankrupt in any court which is not discharged within sixty (60) days after entry, or in the event a petition is filed by or against Lessee under any chapter of the bankruptcy laws of the State of New Jersey or the United States of America, then and in such event Lessor may require the Lessee to deposit additional security in the amount specified in Subsection 8(E) (hereinafter called the "ADDITIONAL SECURITY DEPOSIT") to adequately assure Lessee's performance of all of its obligations under this Lease including all payments subsequently accruing. Failure of Lessee to deposit the Additional Security Deposit pursuant thereto within ten (10) days after Lessor's written demand shall constitute a default by Lessee.

         In lieu of a cash deposit, Lessor agrees that Lessee may deliver to Lessor a clean, irrevocable and unconditional Letter of Credit (the "L/C") issued by and drawn upon any commercial bank chartered by the State of New York, the State of New Jersey or the United Stated Government (the "ISSUING BANK") with offices for banking purposes in the City of Hackensack or the City of New York, and having a new worth of not less than $500 million, which L/C shall have a term of not less than one year, be in form and content reasonably satisfactory in all respects to Lessor, be for the account of Lessor and be in the amount of the Security Deposit. The L/C shall provide that:

                  (i) The Issuing Bank shall pay to Lessor, or its duly authorized representative, an amount up to the face amount of the L/C upon presentation of the L/C and a sight draft in the amount to be drawn;

                  (ii) The L/C shall be deemed to be automatically renewed, without amendment, for consecutive periods of one year each during the Term of this Lease, unless the Issuing Bank sends written notice (the "NON-RENEWAL NOTICE") to Lessor by certified or registered mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of the L/C, that it elects not to have such L/C renewed;

                  (iii) Lessor, within twenty (20) days of its receipt of the Non-Renewal Notice, shall have the right, exercisable by a sight draft, to receive the monies represented by the L/C (which moneys shall be held by Lessor as a cash deposit pursuant to the terms of this Article pending the placement of such L/C or Lessee's default hereunder; and

                  (iv) Upon Lessor's sale of Lessor's interest in the Building, the L/C shall be transferable by Lessor as provided for herein.

         In the event of a sale of Lessor's interest in or net lease of the Building, Lessor shall have the right to transfer the cash security or L/C, as the case may be, deposited hereunder to the vendee, lessee or transferee, without cost to Lessor, and Lessor shall thereupon be released by Lessee from all liability for the return of such cash security or L/C. In such event, Lessee agrees to obtain a new L/C naming the purchaser or net lessee (as the case may be) as the beneficiary and to look solely to the new landlord for the return of said cash security or L/C. It is agreed that the provisions hereof shall apply to every transfer or assignment made of said case security of L/C.

         In the event that any time during the Term of this Lease Lessor, in Lessor's opinion, believes (a) that the net worth of the Issuing Bank shall be less than the minimum amount specified above or (b) that circumstances have occurred indicating that the Issuing Bank may be incapable of, unable to, or prohibited from honoring the then existing L/C (hereinafter referred to as the "EXISTING L/C" in accordance with the terms thereof, then, upon the happening of either of the foregoing, Lessor may send written notice to Lessee (hereinafter referred to as the "REPLACEMENT NOTICE") requiring Lessee within ten (10) days to replace the Existing L/C with a new letter or credit (hereinafter referred to as the "REPLACEMENT L/C") from an Issuing Bank meeting the qualifications described in this Section 17. Upon receipt of the Replacement L/C meeting the qualifications of this Section 17, Lessor shall forthwith return the Existing L/C to Lessee. In the event that (i) a Replacement L/C meeting the qualifications of this Section 17 is not received by Lessor within the time specified or (ii) Lessor believes an emergency exists, then in either event, the Existing L/C may be presented for payment by Lessor and the proceeds thereof shall be held by Lessor in accordance with this Section 17 subject, however, to Lessee's right, at any time thereafter prior to a Lessee's default hereunder, to replace such cash security with a Replacement L/C meeting the qualifications of this Section 17.

         18. RIGHT TO CURE LESSEE'S BREACH. If Lessee breaches any covenant or condition of this Lease, Lessor may, on reasonable notice to Lessee (except that no notice need be given in case of emergency) , cure such breach at the expense of Lessee and the reasonable amount of all expenses, including attorneys' fees, incurred by Lessor in so doing (whether paid by Lessor or not) shall be deemed Additional Rent payable on demand, with interest at two (2%) percent per annum over the prime lending rate announced as such by JPMorgan Chase Bank to its most creditworthy customers or the highest rate permitted by law, whichever is lower.

         19. LIENS. Lessee shall not do any act, or make any contract, which may create or be the foundation for any lien or other encumbrance upon any interest of Lessor or any ground or underlying lessor in any portion of the Premises. If, because of any act or omission (or alleged act or omission) of Lessee, any Construction Lien Claim or other lien (collectively "LIEN") charge, or order for the payment of money or other encumbrance shall be filed against Lessor and/or any ground or underlying lessor and/or any portion of the Premises (whether or not such Lien, charge, order, or encumbrance is valid or enforceable as such), Lessee shall, at its own cost and expense, cause same to be discharged of record or bonded within fifteen (15) days after the filing thereof; and Lessee shall indemnify and save harmless Lessor and all ground and underlying lessor(s) against and from all costs, liabilities, suits, penalties, claims, and demands, including reasonable counsel fees, resulting therefrom. If Lessee fails to comply with the foregoing provisions, Lessor shall have the option of discharging or bonding any such Lien, charge, order, or encumbrance, and Lessee agrees to reimburse Lessor for all costs, expenses and other sums of money in connection therewith (as additional rental) with interest at the maximum rate permitted by law promptly upon demand. All materialmen, contractors, artisans, mechanics, laborers, and any other persons now or hereafter contracting with Lessee or any contractor or subcontractor of Lessee for the furnishing of any labor services, materials, supplies, or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Lease Term, are hereby charged with notice that they look exclusively to Lessee to obtain payment for same.

         20. RIGHT TO INSPECT AND REPAIR. Lessor may enter the Premises but shall not be obligated to do so (except as required by any specific provision of this Lease) at any reasonable time on reasonable notice to Lessee (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacement or additions, in, to, on and about the Premises or the Building, as Lessor deems necessary or desirable. During the last twelve (12) months of the Term, Lessor may immediately enter, alter, renovate or redecorate the Premises if Lessee shall have removed all or substantially all of Lessee's property from the Premises. Such actions by Lessor shall have no effect on this Lease or Lessee's obligations hereunder, and Lessee shall have no claims or cause of action against Lessor by reason thereof.

         21. SERVICES TO BE PROVIDED BY LESSOR. Subject to intervening laws, ordinances, regulations and executive orders, while Lessee is not in default under any of the provisions of this Lease, Lessor agrees to furnish, on "BUSINESS DAYS," as defined in Section 43, below:

                  (a) Janitorial services to be performed in accordance with Building standards and practices, to include restroom supplies, as set forth in Exhibit C attached hereto and made a part hereof.

                  (b) Heating, ventilating and air conditioning (herein "HVAC"), as appropriate for the season, together with Common Facilities lighting and electric energy all during "BUILDING HOURS," as defined in Section

         43, below. Notwithstanding the provisions in this Section, Lessee shall be responsible for installing and maintaining any additional HVAC systems that may be required due to Lessee's use of the Premises, as further provided for in Section 24(C).

                  (c) Cold and hot water for drinking and lavatory purposes.

                  (d) Elevator service during Building Hours.

                  Notwithstanding any other provision of this Lease, Lessor shall not be liable for failure to furnish any of the aforesaid services when such failure is due to Force Majeure, as hereinafter defined.

         22. AFTER-HOURS USE. Lessee shall be entitled to make use of HVAC beyond Building Hours, at Lessee's sole cost and expense, provided Lessee shall notify the Lessor twenty-four (24) hours prior to such desired overtime use, except if such use is desired for a weekend, in which event Lessee shall notify Lessor no later than 5:00 p.m. on the Thursday immediately preceding said weekend. It is understood and agreed that Lessee shall pay the sum of Eighty-five and 00/100 ($85.00) Dollars per hour, plus such additional percentage increase of the aforesaid hourly sum computed by measuring the percentage increase of the rate in effect (including fuel surcharges or adjustments) during the month for which such overtime use is requested against the Base Utility Rate, as defined on the Reference Page. In no event shall the Lessee pay less than the sum of Eighty-five and 00/100 ($85.00) Dollars per hour for such aforesaid overtime use.

         23. INTERRUPTION OF SERVICES OR USE. Interruption or curtailment of any service maintained in the Building or the Complex or at the Parcel, if caused by Force Majeure, as hereinafter defined, shall not entitle Lessee to any claim against Lessor or to any abatement in Term Fixed Basic Rent or Additional Rent, and shall not constitute a constructive or partial eviction, unless Lessor fails to take measures as may be reasonable under the circumstances to restore the service. If Lessor fails to take such measures as may be reasonable under the circumstances to restore the curtailed service, Lessee's remedies shall be limited to an equitable abatement of Term Fixed Basic Rent and Additional Rent for the duration of the curtailment beyond said reasonable period, to the extent such Premises are not reasonably usable by Lessee or to a claim of constructive eviction. If the Premises are rendered untenantable in whole or in part, for a period of fifteen (15) consecutive business days, by the making of repairs, replacements or additions, other than those made with Lessee's consent or caused by misuse or neglect by Lessee, or Lessee's agents, servants, visitors or licensees, there shall be a proportionate abatement of Term Fixed Basic Rent and Additional Rent from and after said tenth (10th) consecutive business day and continuing for the period of such untenantability. In no event shall Lessee be entitled to claim a constructive eviction from the Premises unless Lessee shall first have notified Lessor in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Lessor shall have failed, within a reasonable time after receipt of such notice, to remedy, or commence and proceed with due diligence to remedy, such condition or conditions, all subject to Force Majeure, as hereinafter defined. The remedies provided for in this Section 23 shall be Lessee's sole remedies for any interruption of services or use as described above.

         24. ELECTRICITY (A) Lessor, subject to the provisions of this Section 24, shall furnish electrical energy to or for the use of Lessee in the Premises in accordance with this Section 24.

         (B) Throughout the Term, Lessor shall redistribute electrical energy to the Premises during Building Hours upon the following terms and conditions: (i) Lessee shall pay for such electrical energy as provided by this Section 24; (ii) Lessor will redistribute electricity to Lessee through presently installed electrical facilities for Lessee's reasonable use of normal office equipment and such lighting, electrical appliances and equipment as Lessor may permit to be installed in the Premises, all consistent with that wiring capacity that has been installed in the Premises; (iii) Lessee agrees that an independent electrical engineering consultant selected by Lessor shall from time to time make a survey of the electric power demand of the electric lighting fixtures and the electric equipment of Lessee used in the Premises to determine the average monthly electric consumption thereof, said survey to be at Lessee's expense. Lessor reserves the right to estimate Lessee's electric consumption until such a survey is made. The estimate will be based on One and 50/100 ($1.50) Dollars per gross rentable square foot per year of the rentable area of the Premises and Lessee agrees that Lessee shall pay the estimate Electric Rent Inclusion Factor as defined on the Reference Page, in addition to the Term Fixed Basic Rent, as defined in the Reference Page, in order to compensate Lessor for supplying Lessee with electric current by an estimated Electric Rent Inclusion Factor as defined on the Reference Page. The aforesaid survey shall take into account, among other things, any special electrical requirements of Lessee and use by Lessee of electrical energy at times other than during Building Hours on Business Days. The findings of such engineering consultant as to the proper Electric Rent Inclusion Factor based on such average monthly electric consumption shall be conclusive and binding upon the parties and the amount thereof, less the Electric Rent Inclusion Factor, if in excess of the Electric Rent Inclusion Factor, shall be paid by Lessee, in addition to the Term Fixed Basic Rent which shall be payable in installments of Monthly Fixed Basic Rent, payable for each month from the Commencement Date or if the amount thereof shall be lower than the Electric Rent Inclusion Factor, the difference therein shall be subtracted from the annualized Term Fixed Basic Rent and the resulting sum shall be the revised annualized Term Fixed Basic Rent which shall be payable in installments of Monthly Fixed Basic Rent (except that if the amount of such rent increase or decrease shall not have been determined on the Commencement Date, then, upon such subsequent determination, Lessee shall pay or receive a credit, as the case may be, for the retroactive determination from the Commencement Date to the date of such determination); (iv) If the Electric Rates (as hereinafter defined) on which the initial determination of said consultant was based shall be increased or decreased, then the Term Fixed Basic Rent shall be increased or decreased in the amount equal to the change in Lessor's cost of supplying electrical current to the Premises resulting from such rate change, retroactive if necessary to the date of such increase or decrease in such Electric Rates. The Term Fixed Basic Rent, as defined on the Reference Page, shall be deemed modified accordingly by any of the aforesaid modifications. Lessee hereby acknowledges that Lessee will be responsible for any additional costs for increased electrical usage and related expenses associated with Lessee's network operations center.

         (C) If Lessee installs additional or substituted electrical equipment or appliances or otherwise increases its use of current, then the Electric Rent Inclusion Factor shall be redetermined by Lessor's electrical engineer or consultant, at Lessee's expense, and such determination shall be conclusive and binding upon Lessor and Lessee. Lessee shall make no alterations or additions to the electrical equipment or appliances without first obtaining written consent from Lessor in each instance. Lessee may at any time it believes any change in its electrical equipment or appliances or fixtures has reduced its electrical consumption request a resurvey of the Premises by Lessor's electrical engineer or consultant, at Lessee's expense. Any change in the Electric Rent Inclusion Factor resulting from a change in Lessee's consumption shall be effective as of the date of such change, and the Term Fixed Basic Rent enumerated herein shall be deemed modified accordingly, retroactive if necessary. Lessor hereby acknowledges that Lessee will operate certain computers and equipment in connection with Lessee's network operations center, provided, throughout the Term, Lessee, at Lessor's approval, which shall not be unreasonably withheld, conditioned or delayed, and Lessee's sole cost and expense, provides and maintains adequate HVAC equipment such as will keep the Premises at a consistent cool temperature as reasonably determined by Lessor.

         (D) Lessor shall not be liable in any way to Lessee for any loss, damage or expense which Lessee may sustain or incur as a result of any failure, defect or change in the quantity or character of electrical energy available for redistribution to the Premises pursuant to this Section nor for any interruption in the supply, and Lessee agrees that such supply may be interrupted for inspection, repairs and replacement and in emergencies. In any event, the full measure of Lessor's liability for any interruption in the supply due to Lessor's acts or omissions shall be an abatement of Term Fixed Basic Rent and Additional Rent. In no event shall Lessor be liable for any business interruption suffered by Lessee. Lessee covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building or the risers or wiring installation. Any riser or risers to supply Lessee's electrical requirements, upon written request of Lessee, shall be installed by Lessor, at the sole cost and expense of Lessee, if, in Lessor's sole judgment, the same are necessary and will not cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Lessor shall also, at the sole cost and expense of Lessee, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions.

         (E) Lessor reserves the right to terminate the redistribution of electricity to the Premises at any time, upon thirty (30) days' written notice to Lessee, in which event Lessee may make application directly to the utility company servicing the Building for Lessee's entire separate supply of electricity. Lessor, upon the expiration of the aforesaid thirty (30) day period, may discontinue furnishing the electric current. The term "ELECTRIC RATES" shall be deemed to mean the rates for the comparable usage charged by the public utility company furnishing electrical energy to the Building, including but not limited to any charges or surcharges incurred or taxes payable by Lessor in connection therewith or increase or decrease thereof by reason of fuel adjustment or any substitutions for such Electric Rates or additions thereto.

         (F) If Lessor discontinues the furnishing of electricity, as provided in this Section 24, then, and in such event, Lessor shall permit Lessee to receive electrical service directly from the public utility supplying electrical service to the Building and shall permit the existing feeders, risers, wiring and other electrical facilities serving the Premises to be used by Lessee for such purpose to the extent that they are available, suitable and safe. Lessee shall, at its own expense, install any necessary electrical meter equipment, panel boards, feeders, risers, wiring and other conductor and equipment which may be required to obtain electrical energy directly from the public utility supplying the same. Lessor shall have no liability whatsoever to Lessee by reason of Lessor's discontinuance of electrical service.

         (G) Lessor, at Lessee's expense, shall furnish and install all lamps (including incandescent and fluorescent) starters and ballasts used in the Premises.

         (H) Following a determination of an increase or decrease in the Electric Rent Inclusion Factor attributable to the furnishing of electrical energy to the Premises by Lessor as set forth in this Section 24, Lessor and Lessee shall, upon request of either party, execute, acknowledge and deliver to each other a supplemental agreement in form satisfactory to Lessor reflecting such change in the annualized Term Fixed Basic Rent and Monthly Installment of Term Fixed Basic Rent, but any such change shall be effective whether or not such agreement is entered into.

         (I) In addition to payments of the Electric Rent Inclusion Factor, if Lessee makes use of electric current on non-Business Days or after Building
Hours, then Lessee shall pay to Lessor, as Additional Rent, Lessor's cost of supplying electrical current to the Premises at all such times when electrical current is so used. Such charge shall be made on a per hour (or any portion thereof) basis determined by the hourly cost of supplying electrical current to the Premises or such portions of the Building as must be supplied to provide electric current to the Premises; provided, however, that Lessee shall not be required under this Section to pay for use of electrical current which shall have previously been included in a survey of Lessee's use of electrical current pursuant to Subsection 24(B) above.

         (J) Notwithstanding anything contained herein to the contrary, Lessor reserves the right, at Lessor's cost and expense, to install a separate meter to measure electrical consumption to the Premises for lighting and equipment purposes, in which event Lessee shall pay 107% of the meter charges based upon the Electric Rates for said consumption in lieu of the amount determined pursuant to Subsection 24(B) hereof, in which event Lessee's Term Fixed Basic Rent shall be decreased by the charge for Electric Rent Inclusion Factor as of the date of installation of the meter.

         25. ADDITIONAL RENT. It is expressly agreed that Lessee will pay in addition to the Term Fixed Basic Rent provided in Section 3 above, an Additional Rent to cover Lessee's Percentage, as defined on the Reference Page, of the increased cost to Lessor, for each of the categories enumerated herein, over the "BASE PERIOD COSTS," as defined on the Reference Page, for said categories.

         (A) Operating Cost Escalation. If during the Lease Term the Operating Costs incurred for the Building in which the Demised Premises are located, Complex and Parcel, for any Lease Year or proportionate part thereof if the Lease Term expires prior to the expiration of a Lease Year (herein the

"COMPARISON PERIOD") shall be greater than the Base Operating Costs (adjusted proportionately if the Comparison Period is less than a Lease Year), then Lessee shall pay to Lessor, as Additional Rent, Lessee's Percentage of all such excess Operating Costs. Operating Costs shall include, by way of illustration and not of limitation: personal property taxes; management fees; labor, including all wages and salaries; social security taxes, and other taxes which may be levied against Lessor upon such wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection with the operation of the Complex or Parcel; supplies; repairs and maintenance; maintenance and service contracts; the cost of security and alarm services; license permits and inspection fees; painting; wall and window washing; laundry and towel service; tools and equipment (which are not required to be capitalized for Federal income tax purposes); fire and other insurance; the cost of any loss which is the responsibility of Lessor because of the existence of commercially reasonable deductibles; trash removal; lawn care; snow removal and all other items properly constituting direct operating costs according to standard accounting practices (hereinafter collectively referred to as the "OPERATING COSTS"). Lessor shall be entitled to amortize and include in Operating Costs an allocable portion of the cost of capital improvement items, including life safety systems, which are reasonably calculated to reduce operating expenses or which are required under any governmental laws, regulations or ordinances which were not applicable to the Building or Complex or Parcel at the time it was constructed. All such costs shall be amortized over the reasonable life of such improvements with interest at two (2%) percent over the prime lending rate announced as such by Chase Manhattan Bank to its most creditworthy borrowers on the unamortized amount in accordance with such reasonable life and amortization schedules as shall be determined by Lessor in accordance with generally accepted accounting principles. As used in this Subsection 25(A), the Base Period Costs for Operating Costs shall be as defined on the Reference Page. Any Operating Costs which under generally accepted accounting principles are to be capitalized shall be capitalized by Lessor hereunder and amortized over their useful lives.

         (B) Fuel, Utilities and Electric Cost Escalation. If during the Lease Term the utility and energy costs, including any fuel surcharges or adjustments with respect thereto, incurred for water, sewer, other utilities and heating, ventilating and air conditioning for the Building, Complex and Parcel to include all leased and leasable areas (not separately billed or metered within the Building) and Common Facilities electric, lighting, water, sewer and other utilities for the Building, the Complex and Parcel (hereinafter "UTILITY AND ENERGY COSTS") for any Comparison Period shall be greater than the Base Utility and Energy Costs (adjusted proportionately if the Comparison Period is less than a Lease Year) , then Lessee shall pay to Lessor as Additional Rent, Lessee's Percentage of all such excess Utility and Energy Costs. Common Facilities electric consumption shall be charged at the bulk rate at which Lessor purchases electrical energy from the public utility supplying electrical service to the Building. As used in this Subsection 25(B), the Base Utility and Energy Costs shall be as defined on the Reference Page.

         (C) Tax Escalation. If during the Lease Term the Real Estate Taxes for the Building, the Complex and Parcel at which the Demised Premises are located for any Comparison Period shall be greater than the Base Real Estate Taxes (adjusted proportionately if the Comparison Period is less than a Lease Year), then Lessee shall pay to Lessor as Additional Rent, Lessee's Percentage of all such excess Real Estate Taxes.

         As used in this Subsection 25(C), the words and terms which follow mean and include the following:

                  (i) The Base Period Costs for "REAL ESTATE TAXES" shall be as defined on the Reference Page.

                  (ii) "REAL ESTATE TAXES" shall mean the property taxes and assessments imposed upon the Building, the Complex and Parcel, or upon the Term Fixed Basic Rent and Additional Rent, as such, payable by the Lessor including, but not limited to, real estate, city, county, village, school and transit taxes, or taxes, assessments or charges levied, imposed or assessed against the Building and Complex by any other taxing authority, whether general or specific, ordinary or extraordinary, foreseen or unforeseen. If due to a future change in the method of taxation, any franchise, income or profit tax shall be levied against Lessor in substitution for, or in lieu of, or in addition to, any tax which would otherwise constitute a Real Estate Tax, such franchise, income or profit tax shall be deemed to be a Real Estate Tax for the purposes hereof; conversely, any additional real estate tax hereafter imposed in substitution for, or in lieu of, any franchise, income or profit tax (which is not in substitution for, or in lieu of, or in addition to, a Real Estate Tax as hereinbefore provided) shall not be deemed a Real Estate Tax for the purposes hereof.

         Notwithstanding anything contained herein to the contrary, Lessee shall assume and pay to Lessor in full at the time of paying the Term Fixed Basic Rent, any excise, sales, use, gross receipts or other taxes (other than a net income or excess profits tax) which may be imposed on or measured by such Term Fixed Basic Rent or Additional Rent or may be imposed on Lessor or on account of the letting or which Lessor may be required to pay or collect under any law now in effect or hereafter enacted.

         (D) Lease Year. As used in this Lease, Lease Year shall mean the twelve
(12) month period commencing on the Commencement Date and each twelve (12) month period thereafter. Once the base costs are established, in the event any lease period is less than twelve (12) months, then the Base Period Costs for the categories listed above shall be adjusted to equal the proportion that said period bears to twelve (12) months, and Lessee shall pay to Lessor as Additional
Rent: for such period, an amount equal to Lessee's Percentage of the excess for said period over the adjusted base with respect to each of the aforesaid categories. Notwithstanding, anything contained herein to the contrary, once the base costs are established, Lessor reserves the right to calendarize billing and payment in order to establish operating consistency.

         (E) Payment. At any time, and from time to time, after the establishment of the Base Period Costs for each of the categories referred to above, Lessor shall advise the Lessee in writing of Lessee's Percentage, as defined on the Reference Page, with respect to each of the categories as estimated for the current Lease Year and for each succeeding Lease Year or proportionate part thereof if the Lease is Term is for less than twelve (12) months, and thereafter the Lessee shall pay as Additional Rent, Lessee's Percentage of the excess of these costs over the Base Period Costs for the then current period affected by such advice (as the same may be periodically revised by Lessor as additional costs are incurred) in equal monthly installments on the first day of each month, such new rates being applied to any months for which the installments of Monthly Fixed Basic Rent shall have already been paid which are affected by the Operating Cost Escalation and/or Utility and Energy Cost Escalation and/or Tax Escalation Costs above referred to, as well as the unexpired months of the current period the adjustment for the then expired months to be made at the payment of the next succeeding installment of Monthly Fixed Basic Rent, all subject to final adjustment at the expiration of each Lease Year as defined in Subsection 25(D) hereof or proportionate part thereof, if the last period prior to the Lease's termination is less than twelve (12) months. In the event the last period prior to the Lease's termination is less than twelve (12) months, the Base Period Costs during said period shall be proportionately reduced to correspond to the duration of said final period.

         (F) Books and Records. For the protection of Lessee, Lessor shall maintain books of account which shall be open to Lessee and its representatives at reasonable times and upon prior written notice, so that Lessee can determine that such Operating, Utility, Energy and Tax Costs have, in fact, been paid or incurred. Any disagreement with respect to any one or more of said charges if not satisfactorily settled between Lessor and Lessee shall be referred by either party to an independent certified public accountant to be mutually agreed upon, and if such an accountant cannot be agreed upon, the American Arbitration Association may be asked by either party to select an arbitrator, whose decision on the dispute will be final and binding upon both parties, who shall jointly share any cost of such arbitration. Pending resolution of said dispute, the Lessee shall pay to Lessor the sum so billed by Lessor subject to its ultimate resolution as aforesaid.

         (G) Right of Review. Once Lessor shall have finally determined said Operating, Utility and Energy or Tax Costs at the expiration of a Lease Year, then, as to the item so established, Lessee shall only be entitled to dispute said charge as finally established for a period of six (6) months after such charge is finally established, and Lessee specifically waives any right to dispute any such charge at the expiration of said six (6) month period.

         (H) Occupancy Adjustment. If, with respect to Operating Cost Escalation, as established in Subsection 25(A) hereof, and Utility and Energy Cost Escalation, as established in Subsection 25(B) hereof, the Building is not ninety-five (95%) percent occupied during the establishment of the respective Base Period Costs, then the Base Period Costs incurred with respect to said Operating Cost or Utility and Energy Cost shall be adjusted during any such period so as to reflect ninety-five (95%) percent occupancy. Similarly, if, during any Lease Year or proportionate part thereof subsequent to the establishment of the respective Base Period Costs the Building is less than ninety-five (95%) percent occupied, then the actual costs incurred for Operating Cost and Utility and Energy Cost shall be increased during any such period to reflect ninety-five (95%) percent occupancy so that at all times after the establishment of the aforesaid Base Period Costs, the Utility and Energy Cost and Operating Cost shall be actual costs, but in the event less than ninety-five (95%) percent of the Building is occupied during all or part of the Lease Year involved, the Utility and Energy Cost and Operating Cost shall not be less than that which would have been incurred had ninety-five (95%) percent of the Building been occupied. The aforesaid adjustment shall only be made with respect to those items that are in fact affected by variations in occupancy levels. To the extent any Operating Cost or Utility and Energy Cost is separately billed or metered or paid for directly by any Building tenant, to include but not be limited to Lessee, or for which Lessor receives reimbursements, said space shall be considered vacant space for purposes of the aforesaid adjustment.

         26. LESSEE'S  ESTOPPEL (A) Lessee shall,  from time to time, within ten
(10) days of Lessor's written request, execute, acknowledge and deliver to Lessor a written statement certifying that the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect as modified and listing the instruments of modification; the dates to which the Monthly Fixed Basic Rent and Additional Rent and charges have been paid; and, to the best of Lessee's knowledge, whether or not Lessor is in default hereunder, and if so, specifying the nature of the default; and any other information which Lessor shall reasonably request. It is intended that any such statement delivered pursuant to this Section 26 may be relied on by a prospective purchaser of Lessor's interest or mortgagee of Lessor's interest or assignee of any mortgage of Lessor's interest. Lessee hereby irrevocably appoints Lessor or if Lessor is a trust, Lessor's beneficiary or agent, as attorney-in-fact for the Lessee with full powers and authority to execute and deliver in the name of Lessee such estoppel certificate if Lessee fails to deliver the same within such ten (10) day period and such certificate as signed by Lessor, Lessor's beneficiary or agent, as the case may be, shall be fully binding on Lessee, if Lessee fails to deliver a contrary certificate within five (5) days after receipt by Lessee of a copy of the certificate executed by Lessor, Lessor's beneficiary or agent, as the case may be, on behalf of Lessee.

         (B) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee that: (i) this Lease is in full force and effect and not modified except as Lessor may represent; (ii) not more than one (1) installment of Monthly Fixed Basic Rent has been paid in advance; (iii) there are no such defaults; and (iv) notices to Lessee shall be sent to Lessee's mailing address as set forth in this Lease. Notwithstanding the presumptions of this Section, Lessee shall not be relieved of its obligation to deliver said statement.

         27. HOLDOVER TENANCY. If Lessee holds possession of the Premises after the Term of this Lease, Lessee, at Lessor's option, shall become a tenant from month to month under the provisions herein provided, but at a Monthly Fixed Basic Rent as provided for pursuant to N.J.S.A. 2A:42-8 and without the requirement for demand or notice by Lessor to Lessee demanding delivery of possession of said Premises (but Additional Rent shall continue as provided in this Lease), which sum shall be payable in advance on the first day of each month, and such tenancy shall continue until terminated by Lessor by notice to Lessee given at least thirty (30) days prior to the intended date of termination, or until Lessee shall have given to Lessor, at least sixty (60) days prior to the intended date of termination, a written notice of intent to terminate such tenancy, which termination date must be as of the end of a calendar month. Lessee shall pay Term Fixed Basic Rent and Additional Rent until such alterations and corrections as are required to be made by Lessee are made, and until such additions and improvements as Lessee is entitled to remove have been removed. Lessee shall also pay all damages sustained by Lessor from any loss or liability resulting from such holding over and delay in surrender. The time limitations described in this Section 27 shall not be subject to extension for Force Majeure.

         28. RIGHT TO SHOW PREMISES. Lessor may show the Premises to prospective purchasers and mortgagees; and, during the twelve (12) months prior to termination of this Lease, to prospective tenants, during Building Hours on reasonable notice to Lessee.

         29. "AS IS" CONDITION. Lessee has inspected the Premises, Building and Complex, and is thoroughly acquainted with their respective conditions and agrees to take same "AS IS". Lessee acknowledges that the taking of the Premises by Lessee shall be conclusive evidence that the Premises, Building and Complex were in good and satisfactory condition at the time possession of the Premises was so taken.

         30. WAIVER OF TRIAL BY  JURY....To  the extent such waiver is permitted by law, the parties waive trial by jury in any action or proceeding brought in connection with this Lease or the Premises.

         31. LATE CHARGE Lessee recognizes that late payment of any Term Fixed Basic Rent or Additional Rent or other sum due hereunder will result in administrative expense to Lessor, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Lessee therefore agrees that if Monthly Fixed Basic Rent or Additional Rent or any other sum is due and payable pursuant to this Lease, and such amount remains due and unpaid five (5) days after said amount is due, such amount shall be increased by a late charge in an amount equal to the greater of: (a) Fifty and 00/100 ($50.00) Dollars; or (b) a sum equal to five (5%) percent of the unpaid Monthly Fixed Basic Rent or Additional Rent or other payment. The amount of the late charge to be paid by Lessee shall be reassessed and added to Lessee's obligation for each successive monthly period until paid. The provisions of this Section 31 in no way relieve Lessee of the obligation to pay Term Fixed Basic Rent or Additional Rent or other payment on or before the date on which they are due nor do the terms of this Section 31 in any way affect Lessor's remedies pursuant to Section 14 in the event said Term Fixed Basic Rent or Additional Rent or other payment is unpaid after date due.

         32. INSURANCE.

         (A)      Lessee's Insurance.

                  (1) Lessee covenants and represents, said representation being specifically designed to induce Lessor to execute this Lease, that during the entire Term hereof, at its sole cost and expense, Lessee shall obtain, maintain and keep in full force and effect the following insurance:

                           (a)"ALL RISK" property insurance against fire, theft,
                  vandalism, malicious mischief, sprinkler, leakage and such additional perils as are now, or hereafter may be, included in a standard extended coverage endorsement from time to time in general use in the State of New Jersey upon property of every description and kind owned by Lessee or under Lessee's care, custody or control and located in the Building, Complex or Parcel or for which Lessee is legally liable or installed by or on behalf of Lessee, including by way of example and not by way of limitation, furniture, fixtures, fittings, installations and any other personal property in an amount equal to the full replacement cost thereof.

                           (b Commercial General Liability Insurance coverage to
                  include personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, products and completed operations liability naming Lessor and Lessor's mortgagee or trust deed holder and ground lessors (if any) as additional named insureds in limits of not less than One Million and 00/100 ($1,000,000.00) Dollars.

                           (c) Business  interruption  insurance in such amounts
                  as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or assumed by Lessee pursuant to this Lease or attributable to prevention or denial of access to the Premises, Building, Complex or Parcel as a result of such perils.

                           (d) Workers' Compensation insurance in form and amount as required by law.

                           (e) Business auto liability covering owned, non-owned
                  and hired vehicles with a limit of not less than One Million and 00/100 ($l,000,000.00) Dollars per accident.

                           (f) Any  other  form or  forms  of  insurance  or any
                  increase in the limits of any of the aforesaid enumerated coverages or other forms of insurance as Lessor or the mortgagees or ground lessors (if any) of Lessor may reasonably require from time to time if in the reasonable opinion of Lessor or said mortgagees or ground lessors said coverage and/or limits become inadequate or less than that commonly maintained by prudent tenants in similar buildings in the area by tenants making similar uses.

                  (2) All insurance policies required pursuant to this Section 32 shall be taken out with insurers rated at least A7 by A.M. Best Company, Oldwick, New Jersey, who are licensed to do business in the State and shall be in form satisfactory from time to time to Lessor. A policy or certificate evidencing such insurance together with a paid bill shall be delivered to Lessor not less than fifteen (15) days prior to the commencement of the Term hereof. Such insurance policy or certificate will provide an undertaking by the insurers to notify Lessor and the mortgagees or ground lessors (if any) of Lessor in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation, or other termination thereof. Should a certificate of insurance initially be provided a policy shall be furnished by Lessee within thirty (30) days of the Term's commencement.

                  (3) In the event of damage to or destruction of the Building and/or Premises entitling Lessor or Lessee to terminate this Lease pursuant to Section 10 hereof, and if this Lease be so terminated, Lessee will immediately pay to Lessor all of its insurance proceeds, if any, relating to the leasehold improvements and alterations (but not Lessee's trade fixtures, equipment, furniture or other personal property of Lessee in the Premises) which have become Lessor's property on installation or would have become Lessor's property at the Term's expiration or sooner termination. If the termination of the Lease, at Lessor's election, is due to damage to the Building, and if the

         Premises have not been so damaged, Lessee will deliver to Lessor, in accordance with the provisions of this Lease, the improvements and alterations to the Premises which have become an installation or would have become, at the Term's natural expiration, Lessor's property.

                  (4) Lessee agrees that it will not keep or use or offer for sale (if sales of goods is a permitted use pursuant to Section 4 hereof) in or upon the Premises or within the Building, Complex or Parcel, any article which may be prohibited by any insurance policy in force from time to time covering the Building, Complex or Parcel. In the event Lessee's occupancy or conduct of business in or on the Premises, Building, Complex or Parcel, whether or not Lessor has consented to the same, results in any increase in premiums for insurance carried from time to time by Lessor with respect to the Building, Complex or Parcel, Lessee shall pay such increase in premiums as Additional Rent within ten (10) days after being billed therefor by Lessor. In determining whether increased premiums are a result of Lessee's use and occupancy, a schedule issued by the organization computing the insurance rate on the Building, Complex or Parcel showing the components of such rate shall be conclusive evidence of the items and charges making up such rate. Lessee shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Premises Building, Complex or Parcel.

                  (5) If any insurance policy carried by either party as required by this Section 32 shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way by reason of the use or occupation of the Premises, Building, Complex or Parcel or any part thereof by Lessee or any assignee or sublessee of Lessee or anyone permitted by Lessee to be upon the Premises, and if Lessee fails to remedy the conditions giving rise to said cancellation or threatened cancellation or reduction in coverage on or before the earlier of (i) forty-eight (48) hours after notice thereof from Lessor, or (ii) prior to said cancellation or reduction becoming effective, Lessee shall be in default hereunder and Lessor shall have all of the remedies available to Lessor pursuant to this Lease.

         (B) Lessor's Insurance. Lessor covenants and agrees that throughout the Term it will insure the Building, excluding any property with respect to which Lessee is obligated to insure pursuant to Subsection 32(A) (1) (a) above, against damage by fire and standard extended coverage perils and public liability insurance in such reasonable amounts with such reasonable deductibles as required by any mortgagee or ground lessor, or if none, as would be carried by a prudent owner of a similar building in the area. In addition, Lessor shall maintain and keep in force and effect during the Term, rental income insurance insuring Lessor against abatement or loss of Term Fixed Basic Rent, including items of Additional Rent, in case of fire or other casualty similarly insured against, in an amount at least equal to the Term Fixed Basic Rent and Additional Rent during, at the minimum, one (1) Lease Year hereunder. Lessor may, but shall not be obligated to, take out and carry any other forms of insurance as it or the mortgagee or ground lessor (if any) of Lessor may require or reasonably determine available. All insurance carried by Lessor on the Building, Complex or Parcel shall be included as an Operating Cost pursuant to Subsection 25(A). Notwithstanding its inclusion as an Operating Cost or any contribution by Lessee to the cost of insurance premiums by Lessee as provided herein, Lessee acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Lessor. Lessee further acknowledges that the exculpatory provisions of this Lease as set forth in Section 39 and the provisions of this Section 32 as to Lessee's insurance are designed to insure adequate coverage as to Lessee's property and business without regard to fault and avoid Lessor obtaining similar coverage for said loss for its negligence or that of its agents, servants or employees which could result in additional costs includable as part of Operating Costs which are payable by Lessee. Lessor will not carry insurance of any kind on Lessee's furniture or furnishings, or on any fixtures, equipment, appurtenances or improvements of Lessee under this Lease and Lessor shall not be obligated to repair any damage thereto or replace the same.

         (C) Waiver of Subrogation. All policies of fire, extended coverage or similar casualty insurance, which either party obtains in connection with the Premises, Building, Complex or Parcel shall include a clause or endorsement denying the insurer any rights of subrogation against the other party (i.e. Lessor or Lessee) for all perils covered by said policy. Should such waiver not be available, then the policy for which the waiver is not available must name the other party as an additional named insured affording it the same coverage as that provided the party obtaining said coverage.

         33. NO OTHER REPRESENTATIONS. No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in some future writing signed by the party making such representation(s) or promise(s).

         34. QUIET ENJOYMENT. Lessor covenants that if, and so long as, Lessee pays the Term Fixed Basic Rent and any Additional Rent as herein provided, and performs the covenants hereof, Lessor shall do nothing to affect Lessee's right to peaceably and quietly have, hold and enjoy the Premises for the Term herein mentioned, subject to the provisions of this Lease and to any ground lease, mortgage or deed of trust to which this Lease shall be subordinate.

         35. INDEMNITY. Lessee shall indemnify and save harmless Lessor and its agents against and from (a) any and all claims (i) arising from (x) the conduct or management by Lessee, its subtenants, licensees, its or their employees, agents, contractors or invitees on the Demised Premises or of any business therein, or (y) any work or thing whatsoever done, or any condition created (other than by Lessor for Lessor's or Lessee's account) in or about the Demised Premises during the Term of this Lease or during the period of time, if any, prior to the Commencement Date that Lessee may have been given access to the Demised Premises, or (ii) arising from any negligent or otherwise wrongful act or omission of Lessee or any of its subtenants or licensees or its or their employees, agents, contractors or invitees, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall resist and defend such action or proceeding. The provisions of this Section 35 shall survive the expiration or sooner termination of this Lease.

         36. RULES OF CONSTRUCTION/APPLICABLE LAW. Any table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. If any words or phrases in this Lease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Lease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Lease no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Lease on Lessee's part to be performed, shall be deemed and construed as a separate and independent covenant of Lessee, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Lease shall be governed and construed in accordance with the laws of the State of New Jersey (excluding New Jersey conflict of laws) and by the State courts of New Jersey. If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         37. APPLICABILITY TO HEIRS AND ASSIGNS. The provisions of this Lease shall apply to, bind and inure to the benefit of Lessor and Lessee, and their respective heirs, successors, legal representatives and assigns. It is understood that the term "LESSOR" as used in this Lease means only the owner, a mortgagee in possession or a term lessee of the Building, so that in the event of any sale of the Building or of any lease thereof, or if a mortgagee shall take possession of the Premises, the Lessor named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, the term lessee of the Building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of Lessor hereunder.

         38. PARKING. Lessor agrees that Lessee, its employees, agents, permitted subtenants, customers and invitees shall be entitled, in the aggregate, to the use of those parking spaces as enumerated on the Reference Page, from time to time, as, when and where available in the parking areas appurtenant to the Building. Lessor hereby expressly reserves the right, from time to time, to change the area, level, location and arrangement of the parking areas; to build multi-story parking facilities; to restrict parking by tenants and to the occupants of the Building and their employees, agents, permitted subtenants, customers and invitees; to enforce parking charges (by operation of meters or otherwise) and to close temporarily all or any portion of the parking areas or other common areas for the purpose of making repairs or changes thereto and to discourage non-customer parking. If any vehicle of Lessee, or of any subtenant, licensee, or concessionaire, or of their respective officers, agents or employees, is parked in any part of the Common Facilities other than the employee parking area(s) designated therefor by Lessor, Lessee shall pay to Lessor such reasonable penalty as may be fixed by Lessor from time to time. All amounts due under the provisions of this Section shall be deemed to be Additional Rent. Lessee agrees promptly to execute Lessor's standard parking agreement if, as and when promulgated by Lessor for use in connection with the Building, provided that Lessee shall have been provided with a copy of such agreement. Notwithstanding anything contained herein to the contrary, it is understood and agreed that a gate-controlled area is utilized for covered parking spaces. The spaces within said covered area shall not be specifically assigned on an individual basis and those spaces enumerated on the Reference Page as being covered shall be undercover but not specifically earmarked for Lessee, said spaces to be available on a first come first serve basis to all those entitled to covered spaces who have been assigned spaces within said area. The total spaces available within said area shall equal the total number of people with access to said area. Nothing contained herein shall be deemed to impose any obligation on Lessor to police the parking area.

         39. LESSOR'S EXCULPATION. Lessor shall not be liable to Lessee for any loss suffered by Lessee under any circumstances, including, but not limited to
(i) that arising from the negligence of Lessor, its agents, servants, invitees, contractors or subcontractors, or from defects, errors or omissions in the construction or design of the Premises and/or the Building and/or the Complex and/or the Parcel including the structural and nonstructural portions thereof; or (ii) for loss of or injury to Lessee or to Lessee's property or that for which Lessee is legally liable from any cause whatsoever, including but not limited to theft or burglary; or (iii) for that which results from or is incidental to the furnishing of or failure to furnish or the interruption in connection with the furnishing of any service which Lessor is obligated to furnish pursuant to this Lease; or (iv) for that which results from any inspection, repair, alteration or addition or the failure thereof undertaken or failed to be undertaken by Lessor; or (v) for any interruption to Lessee's business, however occurring. The aforesaid exculpatory Section is to induce the Lessor, in its judgment, to avoid or minimize covering risks which are better quantified and covered by Lessee either through insurance (or self-insurance or combinations thereof if specifically permitted pursuant to this Lease), thereby permitting potential cost savings in connection with the Operating Costs borne by Lessee pursuant to Section 25.

         40. COMMISSION. Lessee represents and warrants that no broker was involved in negotiating and bringing about this Lease and Lessee further represents and warrants to the Lessor that no broker brought about this transaction, and Lessee agrees to indemnify and hold Lessor harmless from any and all claims of any brokers arising out of or in connection with the negotiations of or the entering into this Lease by Lessee and Lessor. In no event shall Lessor's mortgagee(s) have any obligation to any broker involved in this transaction.

         41. RECORDATION. Lessee shall not record this Lease or a short form memorandum hereof without the prior written consent of Lessor. If Lessee does record this Lease or a short form memorandum without the prior written consent of Lessor, it shall be considered an incurable default under the Lease entitling the Lessor to terminate the Lessee's occupancy. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to execute and file a termination of any such memorandum.

         42. NO OPTION. The submission of this Lease Agreement for examination does not constitute a reservation of, or option for, the Premises, and this Lease Agreement becomes effective as a Lease Agreement only upon execution and delivery thereof by Lessor and Lessee.

         43. DEFINITIONS. (A) Affiliate. Affiliate shall mean any corporation related to Lessee as a parent, subsidiary or brother-sister corporation so that such corporation and such party or such corporation and such party and other corporations constitute a controlled group as determined under Section 1563 of the Internal Revenue Code of 1986, as amended and as elaborated by the Treasury Regulations promulgated thereunder or any business entity in which Lessee has more than a fifty (50%) percent interest.

         (B) Business Days and Building Hours. As used in this Lease, the "BUSINESS DAYS" and the "BUILDING HOURS" shall be Monday through Friday, 8:00 a.m. to 6:00 p.m., and on Saturdays from 8:00 a.m. to 1:00 p.m., excluding those Federal and/or State holidays observed by the employees of Lessor, except that Common Facilities, lighting in the Building, the Complex and Parcel shall be maintained for such additional hours as, in Lessor's sole judgment, is necessary or desirable to insure proper operation of the Building, the Complex and Parcel. Notwithstanding the foregoing, Lessee shall be permitted access to the Building and Premises twenty-four (24) hours a day, three hundred sixty-five (365) days a year.

         (C) Common Facilities. Common Facilities shall include, by way of example and not by way of limitation, the parking areas; ingress and egress areas to the Complex; lobby; elevator(s); public hallways; public lavatories, all other general Building or Complex facilities that service all Building tenants; air conditioning rooms; fan rooms; janitors' closets; electrical closets; telephone closets; elevator shafts and machine rooms; flues; stacks; pipe shafts and vertical ducts with their enclosing walls. Lessee's use of those Common Facilities not open to all tenants is subject to Lessor's consent which may be denied for any reason. Lessor may at any time close temporarily any of the Common Facilities to make repairs or changes therein or to effect construction, repairs or changes within the Building, Complex or Parcel, or to discourage non-tenant parking or to prevent the dedication of the same, and may do such other acts in and to any of the Common Facilities as in its judgment may be desirable to improve the convenience thereof but shall always in connection therewith endeavor to minimize any inconvenience to Lessee.

         (D) Force Majeure. Force Majeure shall mean and include those situations beyond either party's control, including by way of example and not by way of limitation, acts of God; accidents; repairs; strikes; shortages of labor, supplies or materials; inclement weather; or, where applicable, the passage of time while waiting for an adjustment of insurance proceeds. Any time limits required to be met by either party hereunder, whether specifically made subject to Force Majeure or not, except those related to the payment of Term Fixed Basic Rent or Additional Rent and except as to the time periods set forth in Section 27, shall, unless specifically stated to the contrary elsewhere in this Lease, be automatically extended by the number of days by which any performance called for is delayed due to Force Majeure.

         (E) Lessee's Percentage. The parties agree that Lessee's Percentage, as defined on the Reference Page, reflects and will be continually adjusted to reflect the sum arrived at by dividing the gross square feet of the area rented to Lessee (including an allocable share of all Common Facilities) as set forth in Section 1, as the numerator, plus any additional gross square footage leased from time to time pursuant to this Lease, by the total number of gross square feet of the Complex (or additional buildings that may be constructed within the Parcel), as the denominator, measured outside wall to outside wall less five (5%) percent vacancy allowance of the Complex. Lessor shall have the right to make changes or revisions in the Common Facilities of the Building or Complex so as to provide additional leasing area. Lessor shall also have the right to construct additional buildings in the Parcel for such purposes as Lessor may deem appropriate and subdivide the lands for that purpose if necessary, and upon so doing, the Parcel shall become the subdivided lot on which the Building in which the Demised Premises is located. If any service provided for in Subsection 25(A) or any utility provided for in Subsection 25(B) is separately billed or separately metered within the Building or within the Complex, then the square footage so billed or metered shall be deemed vacant and if applicable subject to the Occupancy Adjustment set forth in Subsection 25(H). Lessee understands that as a result of changes in the layout of the Common Facilities from time to time occurring due to, by way of example and not by way of limitation, the rearrangement of corridors, the aggregate of all tenant Building proportionate shares or complex proportionate shares may be equal to, less than or greater than one hundred (100%) percent.

         44. LEASE COMMENCEMENT. Notwithstanding anything contained herein to the contrary, if Lessor, for any reason whatsoever, including Lessor's negligence, cannot deliver possession of the Premises to Lessee at the commencement of the agreed Term as set forth in Section 2, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event, the Lease Term shall be for the full Term as specified above to commence from and after the date Lessor shall have delivered possession of the Premises to Lessee (herein the "COMMENCEMENT DATE") and to terminate midnight of the Termination Date, and if requested by Lessor, Lessor and Lessee shall, by a writing signed by the parties, ratify and confirm said commencement and termination dates. Nothing contained herein shall be deemed to modify the commencement of the Lease Term as set forth in Section 2 and Lessee's obligations hereunder if Lessor is unable to deliver the Demised Premises on the Commencement Date by reason of Lessee's failure to comply with the requirements of Subsection 29(B).

         45. NOTICES. Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if (a) delivered personally or (b) sent by registered mail or certified mail in a postpaid envelope or by regulated carrier service with return receipt or (c) sent by nationally recognized overnight courier service such as Federal Express, addressed if to Lessee, at the above-described Building; if to Lessor, at Lessor's address as set forth above, with copy to Meister Seelig & Fein LLP, 708 Third Avenue, 24th Fl., New York, New York 10017, Attention: Stephen B. Meister, Esq.; or to either at such other address as Lessee or Lessor, respectively, may designate in writing. Notice shall be deemed to have been duly given upon its receipt or rejection as evidenced by a bill of lading or return receipt or upon delivery if personally served.

         46. ACCORD AND SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the Monthly Fixed Basic Rent and Additional Rent payable hereunder shall be deemed to be other than payment on account of the earliest stipulated Monthly Fixed Basic Rent and Additional Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for Fixed Basic Rent or Additional Rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessors s right to recover the balance of such Fixed Basic Rent and Additional Rent or pursue any other remedy provided herein or by law.

         47. EFFECT OF WAIVERS. No failure by Lessor to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Monthly Fixed Basic Rent or Additional Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No consent or waiver, express or implied, by Lessor to or of any breach of any covenant, condition or duty of Lessee shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty, unless in writing signed by Lessor.

         48. LESSOR'S RESERVED RIGHT. Lessor and Lessee acknowledge that the Premises are in a Building and Complex which are not open to the general public. Access to the Building or Complex is restricted to Lessor, Lessee, their agents, employees and contractors and to their invited visitors. In the event of a labor dispute including a strike, picketing, informational or associational activities directed at Lessee or any other tenant, Lessor reserves the right unilaterally to alter Lessee's ingress and egress to the Building or Complex or make any other change in operating conditions to restrict pedestrian, vehicular or delivery ingress and egress to a particular location.

         49. RELOCATION BY LESSEE. Lessor hereby reserves the right, at its sole expense and on at least ninety (90) days' prior written notice, to require Lessee to move from the Premises to other space within the Complex of comparable size and decor in order to permit Lessor to consolidate the space leased to Lessee with any other space leased or to be leased provided, however, that in the event of receipt of any such notice, Lessee, by written notice to Lessor, may elect not to move to the other space and in lieu thereof terminate this Lease effective sixty (60) days after the date of the original notice of relocation by Lessor. In the event Lessee elects to terminate as aforesaid, Lessor shall have the option to withdraw its exercise of the relocation option. In the event of any such relocation, Lessor will pay all expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises from which Lessee is moving and Lessor will also pay the expense of moving Lessee's furniture and equipment to the new premises. In such event, this Lease and each and all of the terms, covenants and conditions hereof, shall remain in full force and effect and thereupon be deemed applicable to such new space except that the description of the Premises shall be revised and if applicable Lessee's Percentage shall likewise be revised.

         50. CORPORATE AUTHORITY. If Lessee is a corporation, Lessee represents and warrants that this Lease and the undersigned's execution of this Lease has been duly and irrevocably authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation executing this Lease on behalf of the corporation represent and warrant that they are officers of the corporation with authority to execute this Lease on behalf of the corporation, and within fifteen (15) days of execution hereof, Lessee will provide Lessor with a corporate resolution confirming the aforesaid.

         51. NUMBER AND GENDER. The terms "LESSOR" and "LESSEE" or any pronoun used in place thereof shall indicate and include Landlord and Tenant, the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. In any case, where this Lease is signed by more than one person, the obligations hereunder shall be joint and several.

         52. LESSEE RESTRICTION. Lessee acknowledges that it has been advised by Lessor that Lessor shall be precluded from permitting leases in the Building or Complex to any cafeteria/restaurant operation including take-out service, coffee wagon service, delivery service and/or catering service, and Lessee agrees that it shall not use or suffer the use of all or any of the Premises for any such restricted uses.

         53. GOVERNMENT REQUIREMENTS. In the event of the imposition of Federal, State, or local governmental control, rules, regulations, or restrictions on the use or consumption of energy or other utilities or with respect to any other aspect of this Lease during the Term, both Lessor and Lessee shall be bound thereby. In the event of a difference in interpretation of any governmental control, rule, regulation or restriction between Lessor and Lessee, the interpretation of Lessor shall prevail, and Lessor shall have the right to enforce compliance, including the right of entry into the Premises to effect compliance.

         54. LIMITATION OF LESSOR'S LIABILITY. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Lessor, that there shall be absolutely no personal liability on the part of Lessor, its constituent members (to include but not be limited to officers, directors, partners and trustees), their respective successors, assigns or any mortgagee in possession (for the purposes of this Section, collectively referred to as 'Lessor') with respect to any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the equity of Lessor in the Building for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exceptions whatsoever. A deficit capital account of any portion in Lessor shall not be deemed an asset or property of Lessor. The foregoing limitation of liability shall be noted in any judgment secured against Lessor and in the judgment index.

         55. 24-HOUR ACCESS. Lessee shall be entitled to 24-hour, seven (7) day a week access to the Premises, but this shall not be construed as authorization to make use of the Building services beyond the Building Hours without reimbursing Lessor for the cost thereof, and shall be subject to any governmental or municipal laws and regulations with respect to said 24-hour, seven (7) day a week access. Lessee shall obtain access by means of a key or other similar means to be provided by Lessor to afford access to the Building.

         56. RENEWAL OPTION. Lessor shall have twenty-four (24) successive consecutive options (collectively, the "Option") to renew the Term of this Lease on a month-to-month basis commencing on the day immediately succeeding the expiration of the Term or the then current Option Term and expiring on the last day of the same calendar month, which Option to renew shall be automatic and without notice to Tenant. Notwithstanding the foregoing, Lessor's right to renew for an Option Term shall expire on December 31, 2005. If Lessor exercises an Option, Lessee shall be obligated to Lessor for Term Fixed Basic Rent at the rate set forth herein, all appropriate Additional Rent based on the Base Year for the Escalators and all obligations of Lessee in accordance with the covenants and provisions of this Lease through the expiration of the Option Term. Should Lessor elect not to exercise an Option, Lessor shall notify Lessee fifteen (15) days prior to the end of the then current Term, and this Lease shall expire upon the last day of the Term or the Option Term, as appropriate, and Lessee shall vacate the Premises in accordance with the provisions of
Section 5.

         57. ADDITIONAL SPACE PUT. (A).Should Lessee hereafter desire to rent additional or other office space in the State of New Jersey (the "Additional Space"), Lessee shall give Lessor thirty (30) days notice of Lessee's desire to expand, which notice shall include the number of square feet that Lessee intends to rent (the "Additional Space PUT"). Lessor shall have the option to rent all or a portion of such Additional Space to Lessee for a term of three (3) years (the "Additional Space Term"), and Lessee shall rent such space from Lessor upon the terms set forth in Section (B) below.

                  (B) (i) The term fixed basic rent for the Additional Space (the "Additional Space Term Fixed Basic Rent") shall be equal to the fair market rental value of similar grade office space in the Hackensack, New Jersey metro area, discounting the savings which Lessor will incur if there is no free rent or tenant allowance, for a period of three (3) years. Lessee shall also be liable for all Additional Rent for the Additional Space based on an adjusted Base Year for the Escalators.

                           (ii) All of the other provisions of the Lease through
                  the end of the Term or the Option Term, as appropriate, shall remain the same with respect to the Additional Space.

                  (C) Notwithstanding the forgoing provisions of this Section, should Lessee fail to lease any Additional Space offered by Lessor in accordance with this Section 57, and should Lessee rent any additional space in New Jersey during the Additional Space Term, Lessee shall be liable to Lessor for the entire amount of Additional Space Term Fixed Basic Rent during the Additional Space Term. Lessee's failure to exercise the Additional Space PUT within the thirty (30) day notice period provided in this Section shall be deemed a rejection of Lessor's offer for Additional Space.

         58. WARRANT. As further consideration for Lessor's entering into this Lease, Lessee shall grant Lessor a Common Stock Purchase Warrant Certificate, as annexed hereto as Exhibit D.


                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have hereunto set forth their hands and seals the day and year first above written.

LESSEE:                                       LESSOR:

GOAMERICA COMMUNICATIONS CORP.                STELLAR CONTINENTAL LLC
                                              By: Stellar Capital Investors, LLC
                                              Its Manager


By: /s/ Daniel R. Luis                        By: /s/ Authorized Signatory
   ------------------------------                 ------------------------------
Name: Daniel R. Luis                          Name:
Its: Chief Executive Officer                  Its:

                                    EXHIBIT A

                                    PREMISES


                            Drawing of Floor Layout

                                    EXHIBIT B

                              RULES AND REGULATIONS

         EXHIBIT B TO LEASE DATED THE ____ DAY OF NOVEMBER, BETWEEN STELLAR CONTINENTAL LLC, a Delaware limited liability company with an office at 156 William Street, New York, New York 10038 (hereinafter called "LESSOR"), and GOAMERICA COMMUNICATIONS CORP., a corporation whose address is 401 Hackensack Avenue, Hackensack, New Jersey 07601 (hereinafter called "LESSEE").

         1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed in any part of the outside or inside of the Building if visible from a public area without prior written consent of the Lessor. Lessor shall have the right to remove, at Lessee's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering in public corridors shall be inscribed or affixed at the expense of Lessee by a person or vendor chosen by Lessor and in conformance with the Building standard signage program. In addition, Lessor reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered. Lessor agrees to install, at Lessee's sole cost and expense, Building standard signage identifying (i) Lessee's name on or adjacent to the door to Lessee's Premises, and (ii) Lessee's location on the Building floor occupied by Lessee.

         2. Lessee shall use and keep in place the Building standard window covering. Lessee shall not place anything or allow anything to be placed against or near any doors or windows which may appear unsightly, in the opinion of the Lessor, from outside the Premises.

         3. Lessee shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Lessor shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Lessor would be prejudicial to the safety, character, reputation and interests of the Building and its tenants. However, nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

         4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Lessor reserves the right to exclude any other names therefrom. No more than two entries on the directory located in the Building lobby and no more than one entry on the directory located in the Building lower lobby designating Lessee shall be installed, at Lessee's sole cost and expense.

         5. All cleaning services for the Premises shall be arranged exclusively through the Lessor. Lessee shall not cause any unnecessary labor or service by carelessness or indifference to the good order and cleanliness of the Premises, however occurring

         6. Lessor will furnish Lessee free of charge with two keys to each door lock in the Premises. Lessor may make a reasonable charge for any additional keys. Lessee shall not make or have made additional keys, and Lessee shall not alter any lock or install a new or additional locks or bolt on any door of its Premises. Lessee, upon the termination of its tenancy, shall deliver to Lessor the keys of all doors which have been furnished to Lessee, and in the event of loss of any keys so furnished, shall pay Lessor therefor.

         7. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Lessor's instructions for their installation.

         8. No equipment, materials, furniture, packages, supplies, or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Lessor. Furniture, equipment or supplies shall be moved in and out of the Building only during such hours, and in such manner, and by vendors designated by Lessor.

         9. Lessee shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Lessor through Lessor's structural engineer, whose fee shall be paid for by Lessor, shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall stand on such platforms as determined by Lessor to be necessary to properly distribute weight. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Lessor or to any tenants shall be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Lessor. Lessee will be responsible for loss of, or damage done to the Building by maintaining or moving such equipment or other property.

         10. Lessee shall not use any method of heating or air conditioning such as space heaters or fans other than that supplied by Lessor. Lessee shall not waste electricity, water or air conditioning. Lessee shall keep corridor doors closed.

         11. Lessor reserves the right to exclude from the Building during non-Building Hours as defined by Lessor any person unless that person has a Building pass issued by Lessor at Lessee's written request. Lessee shall be responsible for all persons for who it requests passes and shall be liable to Lessor for all acts of such persons. Lessor shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

         12. Lessee shall close and lock the doors of its Premises and entirely shut all water faucets or other water apparatus before Lessee and its employees leave the Premises. Lessee shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Lessor for noncompliance with this rule.

         13. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Lessee who, or whose employees or invitees, shall have caused it.

         14. Lessee shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Lessee shall not interfere with radio or television broadcasting or reception from or in the Building elsewhere.

         15. Except as approved by Lessor, Lessee shall not mark, drive nails, screw or drill into partitions, woodwork or plaster or in any way deface the Premises. Lessee shall not cut or bore holes for wires. Lessee shall not affix any floor covering to the floor of the Premises in any manner except as approved by Lessor. Lessee shall repair any damage resulting from noncompliance with this rule.

         16. Lessee shall not install, maintain or operate upon the Premises any vending machines or video game machines.

         17. Lessee shall store all its trash and garbage within its Premises. Lessee shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Lessor.

18. No cooking shall be done or permitted by any Lessee in the Premises, except that use of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

         19. Lessee shall not use in the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Lessor may approve. Lessee shall not bring any other vehicles of any kind into the Building.

         20. Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address, or in any way impair the Building's reputation.

         21. Lessee shall pay on demand the cost of replacement of any glass doors broken in or on the perimeter of the Premises during the continuance of the Lease, unless the glass shall be broken by Lessor, its employees or agents.

         22.  The   requirements  of  Lessee  will  be  attended  to  only  upon appropriate application to the office of the Building by an authorized individual. Employees of Lessor shall not perform any work or do anything outside of their duties unless under instructions from Lessor.

         23. Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Lessor from thereafter enforcing any such Rules and Regulations.

         24. No animals, vehicles or bicycles shall be allowed in the Building, except animals such as seeing-eye dogs, etc., as may be reasonably required to accommodate the needs of individuals with disabilities.

         25. The use of oil, gas or flammable liquids for heating, lighting or cleaning or any other purpose is expressly prohibited. Explosives or other articles deemed hazardous shall not be brought into the Building.

         26. Canvassing, soliciting and peddling in or about the Building is expressly prohibited.

         27. Lessee shall not permit any portion of the Premises to be used as an office for public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. Lessee shall not advertise for laborers giving an address at the Building.

         28. Lessee shall not purchase or permit the purchase of spring water, ice, food, beverage, cleaning towels or other like services, from any person not approved by Lessor.

         29. No space shall be used for banking, lodging, manufacturing, storage of or sale of merchandise, goods or property of any kind or any other business that involves patronage from the general public.

         30. For the benefit of all tenants, Lessor shall have the right to reasonably limit elevator use during peak use hours.

         31. The Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

                                    EXHIBIT C

                             CLEANING SPECIFICATIONS

I.       GENERAL

         a. All cleaning personnel must enter and exit the complex through the security command post, sign-in and be issued a Continental Plaza property badge (in addition to a picture ID badge, which will be issued by the cleaning company).

         b.       The day porters must wear uniforms and ID badges at all times.

         c. The night supervisors should keep track of all items that are malfunctioning, such as soap dispensers, sanitary napkin dispensers, clogged toilet bowls, etc. and notice the Management Office the next day.

         d. The night supervisor should be at Continental Plaza by 4:30 PM to pick-up all messages from the Management Office for that particular day.

         e. All equipment should be in good working order and kept in a designated area.

         f.       There should be adequate supplies on-site at all times.

         g. The day porters and supervisor must be able to understand English and able to communicate in a respectable fashion.

         h. Clean all areas of the building interior, including entrance lobbies, corridors, loading docks, garages, stairwells, lavatories and elevators. Not included are a stand-alone restaurant (407 Hackensack Avenue) and elevator shafts.

         i. Employees assigned to the building shall be carefully interviewed, screened and bonded. They shall be neat and clean in appearance wearing a uniform and properly identified with a picture ID badge.

         j. Every week, a copy of each employee's time card will be given to Stellar Capital Management.

         k. Employees shall abide by all building regulations and safety rules.

         l. Employees shall not eat, drink or smoke on duty. They shall not disturb paper on desks, open drawers or cabinets, use telephones, televisions, walkmans or radios.

         m. Competent supervisory personnel shall be employed and they will, at a minimum, have completed a supervisory training course.

         n. The supervisor will report to Stellar Capital Management any maintenance conditions such as leaky faucets, stopped toilets and drains, broken fixtures, etc. The supervisor will also report any unusual happenings in the building, which are noticed or called to his/her attention by the contractor's employees.

         o. Necessary, appropriate tested and approved machinery and cleaning supplies, for the satisfactory performance of services will be provided. Products and equipment shall be in compliance with OSHA regulations.

         p. Stellar Capital Management shall assign sufficient space on the premises for storage of cleaning materials and machinery. Utilities will be provided without charge.

         q. A logbook will be maintained in the building in which a record shall be made of any events requiring Stellar Capital Management or the Contractor's attention. The supervisor will check the logbook daily; any clarifications will be cleared up at that time.

         r. All cleaning in a tenant's demised premises will be performed behind locked doors.

         s. Stellar Capital Management may require the immediate dismissal of any Contractor's employee who is objectionable.

         t. Upon completion of work, the Contractor will leave all slop sinks and equipment storage areas in neat and orderly condition, with all unnecessary lights out and all doors locked.

         u. Monthly inspections of the building shall be performed by a representative of the Contractor's management staff with Stellar Capital Management's representative. This is in addition to the regular nightly inspection to be performed by the supervisor.

         v. Contractor shall report all mechanical deficiencies and/or damage to a Stellar Capital Management representative on-site.

         w.       Place and maintain doormats during hazardous conditions.

         x. Carpets will be spot cleaned as deemed necessary by Stellar Capital Management.

         y. The building workweek is Monday through Friday, normally between 5:30 PM and 10:30 PM. Four hours on Saturday and four hours on Sunday will also be required. Please breakout weekend hours separate from normal Monday through Friday cleaning.

II.      ENTRANCE AND LOBBY -- DAILY

         a.       Entrance lobbies will be thoroughly cleaned.

         b.       Lobby glass will be cleaned and dusted.

         c.       Directory glass will be damp cleaned and wiped.

         d. Lobby walls will be dusted and kept free from finger marks and smudges.

         e. Floors and entrances are to be vacuumed, dusted, mopped and damp mopped daily. Floors and entrances are to be buffed and refinished to maintain a clean and glossy appearance at all times.

III.     ELEVATORS -- DAILY

         a.       All elevators will be vacuumed.

         b.       All stainless steel and metal will be cleaned.

         c.       All elevator tracks will be vacuumed.

         d.       Elevator button panels and elevator doors will be cleaned.

         e. Ceiling, overhead Plexiglas and/or special light fixtures will be cleaned.

IV.      OFFICES -- DAILY

         a. DUSTING - All furniture, office equipment and appliances, windowsills, etc., will be dusted with a treated cloth or static duster. This shall include all horizontal surfaces up to 7 feet high. Desks and tables not cleared of paper or work materials will only be dusted where desk is exposed. Telephones will be damp wiped.

         b. DUST MOPPING - After furniture dusting is completed, all non-carpeted floor areas will be dust mopped with a treated dust mop with special attention being given to areas under desks and furniture to prevent accumulation of dust and dirt.

         c. VACUUMING - All rugs and carpets in office areas, as well as corridors, are to be vacuumed daily in all traffic areas.

         d. WASTE CANS and ASHTRAYS - Waste cans and ashtrays will be emptied and wiped daily. Plastic liners, where used, will be changed as needed. Waste not in the cans will not be removed unless clearly marked TRASH.

         e. SPOT CLEANING CARPETS - All carpets will be inspected daily for spots and stains. All spots and stains will be removed as soon as possible. Where difficult spots are encountered, the customer or his agent will be notified.

         f. NON-CARPETED AREAS - All non-carpeted areas shall be swept and damp mopped with the proper solution for specific floor areas on a daily basis. Extreme care will be used in all mopping to avoid splashing the walls and furniture. Moving water and other liquids over carpeted areas will be done in a manner to avoid spillage. These areas will also be buffed and kept in scuff/spot free condition at all times. Care shall be taken in applying finish to keep it off of furniture, baseboards and walls. Floor machines will be used in a manner to avoid damage to the walls, baseboards and furniture.

         g. DRINKING FOUNTAINS - Drinking fountains will be cleaned, polished and sanitized daily.

                                    EXHIBIT D

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

                       VOID AFTER 5:00 P.M. ON ____, 2008

                                 GOAMERICA, INC.
                               WARRANT CERTIFICATE

                                      1,000,000 COMMON STOCK PURCHASE WARRANTS


                                                          Hackensack, New Jersey
Warrant Certificate No. SC-1                            As of November ___, 2003

                  THIS IS TO CERTIFY THAT, for value received, Stellar Continental LLC (the a "Warrantholder") is the registered owner of such number of Common Stock Purchase Warrants (each, a "Warrant") set forth above, each Warrant entitling the owner thereof to purchase from GoAmerica Inc., a Delaware corporation (the a "Company"), one duly authorized, validly issued, fully paid and non-assessable share (each, a "Warrant Share") of the common stock, par value $.01 per share (a "Common Stock"), of the Company, at an aggregate purchase price of $.___ per share (the a "Purchase Price"), at any time on or after the period commencing on the date hereof and terminating at 5:00 p.m., New York City time, on November 1, 2008 (the a "Expiration Date"), all subject to the terms and conditions contained herein. As provided herein, the Purchase Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

                  This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for herein) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the "Warrant Certificates"

                  The  rights  of  the   registered   holder  of  this   Warrant
Certificate shall be subject to the following further terms and conditions:

1.       EXERCISE OF WARRANTS.

                  (a) The Warrants may be exercised, in whole or in part, on or prior to the Expiration Time by surrendering this Warrant Certificate, with the purchase form provided for herein duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney-in-fact, at the principal office of the Company, presently located at 433 Hackensack Avenue, Hackensack, New Jersey 07601 or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the "Company Offices"), accompanied by payment in full, either in the form of cash, bank cashier's check or certified check payable to the order of the Company, of the Exercise Price payable in respect of the Warrants being exercised. Alternatively, payment of the Exercise Price may be made by cashless exercise method, as set forth in subparagraph 1(b) below. If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Time, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

                  (b) The Warrantholder may also exercise the Warrants by paying the Exercise Price by converting all or any portion of the unexercised Warrants hereunder into the number of shares of Common Stock determined in accordance with the formula set forth below (the "Cashless Exercise") by delivering an Exercise Form substantially in the form as appended hereto to the Company by hand delivery, by U.S. Express Mail or Federal Express or other recognized national delivery service, or by certified or registered mail, return receipt requested, addressed to its principal office and accompanied by this Warrant
Certificate:

                 X =      Y(A-B)
                     -----------
                             A

                  Where:   X =   the number of the shares of Common Stock to be
         issued to the  Warrantholder  upon  exercise  pursuant to this  Section
         1(b).

         Y = the number of shares of Common Stock represented by the Warrants so exercised.

                           A =        the Market  Price (as defined in Paragraph
                                    3(d) below) of one share of Common Stock on the trading date immediately preceding the Company's receipt of the Exercise Form.

                           B =      the Purchase Price.


                 (c) On the date of exercise of the Warrants, the Warrantholder exercising same shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which the exercise relates.

                 (d) As soon as practicable, but not in excess of ten days, after the exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Warrantholder a certificate or certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Warrantholder shall be entitled upon such exercise. In the event that only a portion of the Warrants have been exercised, the Company shall issue a replacement Warrant Certificate for the remaining Warrant Shares such that the number of Warrant Shares remaining shall be equal to 2% of the issued Common Stock, on a fully diluted basis less the number of Warrant Shares (as adjusted in Paragraph 3) exercised, and the Purchase Price shall be the purchase price per share as adjusted in Paragraph 3 below.

                 (e) No certificates for fractional Warrant Shares shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Share to the nearest whole share of Common Stock.

2.       ISSUANCE OF COMMON STOCK; RESERVATION OF SHARES.

                 (a) The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof other than liens created by the Warrantholder.

                 (b) The Company further covenants and agrees that if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3. ADJUSTMENTS OF PURCHASE PRICE, NUMBER AND CHARACTER OF WARRANT SHARES, AND NUMBER OF WARRANTS.

                 The   Purchase   Price  the  number  and  kind  of   securities
purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this Section 3.

                 (a) Stock Dividends, Subdivisions and Combinations. In case the Company shall at any time on or before the Expiration Time:

                           (i) Issue additional shares of Common Stock or securities convertible into Common Stock;

                           (ii) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock;

                           (iii) subdivide or reclassify the outstanding shares into another class of securities or subdivide or reclassify the Shares of Common Stock into a greater number of shares;

                           (iv) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock;

                           (v) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation);

then the number and kind of Warrant Shares purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto. In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrants pursuant to this Paragraph 3(a), the Purchase Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment. An adjustment made pursuant to this Paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event. Such adjustment shall be made successively whenever any event listed above shall occur.

                 (b) Extraordinary  Dividends.  In case the Company shall at any time on or before the Expiration Time (i) fix a record date for the issuance of rights, options, or warrants to all holders of its outstanding shares of Common Stock, entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities exchangeable for or convertible into shares of Common Stock) at a price per share of Common Stock (or having an exchange or conversion price per share of Common Stock, with respect to a security exchangeable for or convertible into shares of Common Stock) which is lower than the current Market Price per share of Common Stock (as defined in Paragraph 3(c) below), or (ii) receives a tender offer for any of the securities of the company (together, an "Extraordinary Dividend Event") then Company, thirty (30) days prior to such record date, agrees to notify Warrantholder and Warrantholder agrees to keep any such information provided under this Paragraph 3(b)(ii) confidential as between the Company and the Warrantholder and their respective counsel for so long as and to the extent that such information has not already been made publicly available by filings with the Securities and Exchange Commission or by press releases. The Company hereby agrees to allow Warrantholder to have the option, at Warrantholder's sole discretion, to participate in any Extraordinary Dividend Event.

                 (c) Current Market Price Defined. For the purpose of any computation under Paragraphs 3(b), the current Market Price per share of Common Stock at any date shall be deemed to be the average daily Closing Price of the shares of Common Stock for twenty consecutive trading days ending within fifteen days before the date in question. The term "Closing Price" of the shares of Common Stock for a day or days shall mean (i) if the shares of Common Stock are listed or admitted for trading on a national securities exchange, the last reported sales price regular way, or, in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares of the Common Stock are listed or admitted for trading, or (ii) if the shares of Common Stock are not listed or admitted for trading on a national securities exchange, (A) the last transaction price for the Common Stock on The Nasdaq Stock Market ("Nasdaq") or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on Nasdaq, or (B) if the shares of Common Stock are not quoted on Nasdaq, the average of the closing bid and asked prices of the Common Stock as quoted on the Over-The-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. (the "Bulletin Board"), or (C) if the shares of Common Stock are not quoted on Nasdaq nor on the Bulletin Board, the average of the closing bid and asked prices of the common stock in the over-the-counter market, as reported by The Pink Sheets, LLC, or an equivalent generally accepted reporting service, or (iii) if on any such trading day or days the shares of Common Stock are not quoted by any such organization, the fair market value of the shares of Common Stock on such day or days, as determined in good faith by the Board of Directors of the Company, shall be used.

                 (d) Minimum Adjustment. Except as hereinafter provided, no adjustment of the Purchase Price hereunder shall be made if such adjustment results in a change of the Purchase Price then in effect of less than one cent ($.01) per share. Any adjustment of less than one cent ($.01) per share of any Purchase Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with adjustment or adjustments so carried forward, amounts to one cent ($.01) per share or more. However, upon exercise of this Warrant Certificate, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Purchase Price up to and including the effective date upon which this Warrant Certificate is exercised.

                 (e) Notice of Adjustments. Whenever the Purchase Price shall be adjusted pursuant to this Section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Warrantholder.

                 (f) Capital  Reorganizations  and Other  Reclassifications.  In
case of any capital reorganization of the Company, or of any reclassification of the shares of Common Stock (other than a reclassification, subdivision or combination of shares of Common Stock referred to in Paragraph 3(a)), or in case of the consolidation of the Company with, or the merger of the Company with, or merger of the Company into, any other corporation (other than a reclassification of the shares of Common Stock referred to in Paragraph 3(a) or a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity, each Warrant shall, after such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale, be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the kind, amount and number of shares or other securities, assets, or cash to which a holder of the number of shares of Common Stock purchasable (at the time of such capital reorganization, reclassification of shares of Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled to receive upon such capital reorganization, reclassification of shares of Common Stock, consolidation, merger, or sale; and in any such case, if necessary, the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly equivalent as possible, to any shares or other securities, assets, or cash thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets or other appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Warrantholder such shares, securities, assets, or cash as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations hereunder. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the shares of Common Stock for purposes of this Paragraph 3(f).


                 (h) Adjustments to Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the exercise price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in Paragraphs 3(a) through (d), inclusive.

                 (i)  Deferral  of  Issuance  of  Additional  Shares in  Certain
Circumstances. In any case in which this Section 3 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Warrantholder exercised after such record date the shares of Common Stock, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver as soon as practicable to such holder a due bill or other appropriate instrument provided by the Company evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

4.       DEFINITION OF COMMON STOCK.

                 The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the date hereof except as otherwise provided in Section 3.

5.       REPLACEMENT OF SECURITIES.

                 If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder as adjusted at the time of replacement. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6.       REGISTRATION.

                 This Warrant Certificate, as well as all other Warrant Certificates representing Warrants shall be numbered and shall be registered in a register (the "Warrant Register") maintained at the Company Offices as they are issued. The Warrant Register shall list the name, address and Social Security or other Federal Identification Number, if any, of all Warrantholders. The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7.       TRANSFER.

                 NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

8.       EXCHANGE OF WARRANT CERTIFICATES.

                 This Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder thereof to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles such Warrantholder to purchase. A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith. Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9.       NOTICES.

                 All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this Section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this Section 9.

10.      REGISTRATION RIGHTS.

         The Warrantholder shall have unlimited piggyback registration rights with respect to exercise of the Warrants and resale of the Warrant Shares. The Company shall register the Warrant Shares as soon as reasonably possible on the next to be filed Form S-8 (if eligible) or Form S-1, S-2, S-3, or on such other next registration statement as the Company is permitted to use for the type of transaction contemplated. The Company shall keep such registration statement(s) effective until all Warrant Shares are sold or until an opinion of counsel reasonably satisfactory to Company and Warrantholder and/or Seller is given to Company that such shares may be sold absent a registration statement. The Company shall also register any securities to be received by Warrantholder in the event of a merger or sale of its assets on Form S-4 or such similar form upon which other securities to be issued to the Company's Shareholders are being registered.

11.      MISCELLANEOUS.

                 This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

11.      EXPIRATION.

                 Unless as hereinafter provided, the right to exercise these Warrants shall expire at the Expiration Date.

Dated: As of November ___, 2003
                                                      GOAMERICA, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:
ATTEST:


---------------------------------------
______________________ , Secretary

                                  EXERCISE FORM

                                                     Dated:_______________, ____

TO: GOAMERICA, INC.:

                  The undersigned hereby irrevocably elects to exercise the within Warrant, to the extent of purchasing _________________ shares of Common Stock, and hereby makes payment of _____________ in payment of the actual Exercise Price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK


                 Name:
                       ---------------------------------------------------------
                             (Please type or print in block letters)
             Taxpayer
       Identification
               Number:
                       ---------------------------------------------------------

              Address:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------









            Signature:
                       ---------------------------------------------------------
                         (Signature must conform in all respects to the name of
                             the Warrantholder as set forth on the face of
                                       this Warrant Certificate.)

                                                   ASSIGNMENT FORM


                     FOR VALUE RECEIVED, _______________________________________
                                         (Please type or print in block letters)

hereby sells, assigns and transfers unto:

                 Name:
                       ---------------------------------------------------------
                                 (Please type or print in block letters)
             Taxpayer
       Identification
               Number:
                       ---------------------------------------------------------

              Address:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------





this  Warrant   Certificate  and  the  Warrants   represented  by  this  Warrant
Certificate to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

               Dated:  _________________________



            Signature:
                       ---------------------------------------------------------
                          (Signature must conform in all respects to the name
                            of the Warrantholder as set forth on the face
                                     of this Warrant Certificate.)